As filed with the Securities and Exchange Commission on February 12, 2003

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Omnicare, Inc. Omnicare Capital Trust I Omnicare Capital Trust II Omnicare Capital Trust III (and Certain Subsidiaries Identified in Footnote (*) below) (Exact Name of Registrants)	Delaware Delaware Delaware Delaware (State of Incorporation or Organization)	31-1001351 16-6539075 16-6539077 16-6539078 (I.R.S. Employer Identification No.)

100 East RiverCenter Boulevard, Covington, Kentucky 41011
(859) 392-3300
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Cheryl D. Hodges
Senior Vice President and Secretary
Omnicare, Inc.
100 East RiverCenter Boulevard, Covington, Kentucky 41011
(859) 392-3300
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:
Morton A. Pierce, Esq.
Dewey Ballantine LLP
1301 Avenue of the Americas
New York, New York 10019
(212) 259-8000

Approximate Date of Commencement of Proposed Sale to the Public:
From time to time after this Registration Statement becomes effective.

             If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [  ]

             If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

             If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

             If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

             If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [  ]

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount To Be Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price (1) (3)	Amount of Registration Fee(4)
Common Stock(5)(6)	(2)	—	(2)	(2)
Preferred Stock(6)	(2)	—	(2)	(2)
Depositary Shares(7)	(2)	—	(2)	(2)
Debt Securities(6)	(2)	—	(2)	(2)
Guarantees of Debt Securities(8)	(2)	—	(2)	(2)
Warrants(6)	(2)	—	(2)	(2)
Trust Preferred Securities and Related Guarantees(9)	(2)	—	(2)	(2)
Purchase Contracts(6)	(2)	—	(2)	(2)
Units(6)	(2)	—	(2)	(2)
Total	$850,000,000	—	$850,000,000	$78,200

(See footnotes on next page)

             The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

(Footnotes continued from previous page)

______________

(1)	In United States dollars or the equivalent thereof in one or more foreign currencies or units of two or more foreign currencies or composite currencies (such as European Currency Units). The aggregate initial offering price of the above-referenced securities (collectively, the “Securities”) registered hereby will not exceed $850,000,000. Such amount represents the issue price of any Common Stock, the liquidation preference (or, if different, the issue price) of any Preferred Stock, the principal amount of any Debt Securities issued at their principal amount, the issue price rather than the principal amount of any Debt Securities issued at an original issue discount, the issue price of any Warrants (but not the exercise price of any Securities issuable upon the exercise of such Warrants), the issue price of any Purchase Contracts and the issue price of any Units.

(2)	Omitted pursuant to General Instruction II(D) of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”).

(3)	No separate consideration will be received for (a) any Depositary Shares representing shares of Preferred Stock, (b) any Debt Securities, Preferred Stock, Common Stock or other securities that may be issuable upon conversion of or in exchange for convertible or exchangeable securities (including any securities issuable upon stock splits and similar transactions pursuant to Rule 416) or (c) any Guarantees.

(4)	Calculated pursuant to Rule 457(o) under the Securities Act.

(5)	Includes associated rights to purchase a fraction of a share of Series A Preferred Stock.

(6)	Includes such indeterminate number of shares of Common Stock, such indeterminate number of shares of Preferred Stock, such indeterminate principal amount of Debt Securities, such indeterminate number of Warrants, such indeterminate number of Purchase Contracts, such indeterminate number of Units, and such indeterminate amount of securities as may be issued upon conversion of, or in exchange for, or upon exercise of, convertible or exchangeable securities (including any securities issuable upon stock splits and similar transactions pursuant to Rule 416 under the Securities Act) as may be offered pursuant to this Registration Statement.

(7)	Includes such indeterminate number of Depositary Shares as may be evidenced by Depositary Receipts issued pursuant to one or more Deposit Agreements. In the event the Registrant elects to offer to the public fractional interests in shares of the Preferred Stock registered hereunder, Depositary Receipts will be distributed to those persons acquiring such fractional interests and the shares of Preferred Stock will be issued to a Depositary under a Deposit Agreement.

(8)	We are registering an indeterminate amount of Guarantees of the Debt Securities referred to above by the Co-Registrants named herein. No additional consideration will be received for the Guarantees, if any, of the Debt Securities. Pursuant to Rule 457(n) under the Securities Act no additional filing fee is required in connection with such Guarantees of the Debt Securities.

(9)	Includes such indeterminate number of Trust Preferred Securities of Omnicare Capital Trust I, Omnicare Capital Trust II and Omnicare Capital Trust III (each, a “Trust” and collectively, the “Trusts”), and such indeterminate principal amount of Debt Securities of Omnicare, Inc. (“Omnicare”) as from time to time may be issued in connection therewith at indeterminate prices. Also includes the rights of holders of the Trust Preferred Securities under any Guarantees and certain back-up undertakings comprised of the obligations of Omnicare to provide certain indemnities in respect of, and pay and be responsible for certain costs, expenses, debts and liabilities of, each Trust (other than with respect to the Trust Preferred Securities) and such obligations of Omnicare as are set forth in the Trust Agreement of each Trust and the Indenture relating to the related Debt Securities, in each case as further described in the Prospectus forming a part of this Registration Statement. No separate consideration will be received for any Guarantees or such back-up obligations.

(*)	The following direct and indirect domestic subsidiaries of Omnicare are Co-Registrants for the purpose of providing guarantees, if any, of payments of Debt Securities registered hereunder and are, unless otherwise indicated, organized under the laws of the state of Delaware and have the I.R.S. Employer Identification Number indicated: AAHS Acquisition Corp. (31-1567104); Accu-Med Services, Inc. (31-1482519); ACP Acquisition Corp. (31-1568818); AMC-New York, Inc. (36-4091917); AMC-Tennessee, Inc. (62-1696813); APS Acquisition LLC (61-1401116); Bach’s Pharmacy Services, LLC (61-1346690); Badger Acquisition of Brooksville LLC (52-2119870); Badger Acquisition of Kentucky LLC (52-2119911); Badger Acquisition of Minnesota LLC (52-2119871); Badger Acquisition of Ohio LLC (52-2119875); Badger Acquisition of Orlando LLC (52-2119896); Badger Acquisition of Tampa LLC (52-2119893); Badger Acquisition of Texas LLC (52-2119915); Badger Acquisition LLC (52-2119866); Beachwood HealthCare Management, Inc. (34-1868886); Bio-Pharm International, Inc. (23-2794725); BPNY Acquisition Corp. (31-1563804); BPTX Acquisition Corp. (31-1563806); Campo’s Medical Pharmacy, Inc., a Louisiana corporation (72-1039948); Care Pharmaceutical Services, L.P. (31-1399042); CHP Acquisition Corp. (31-1483612); CIP Acquisition Corp. (31-1486402); CompScript-Boca, LLC, a Florida limited liability company (65-0286244); CompScript-Mobile, Inc. (59-3248505); CompScript, Inc., a Florida corporation (65-0506539); CP Acquisition Corp., an Oklahoma corporation (61-1317566); Creekside Managed Care Pharmacy, Inc. (61-1349188); CTLP Acquisition LLC (61-1318902); D & R Pharmaceutical Services, Inc., a Kentucky corporation (61-0955886); Dixon Pharmacy LLC, an Illinois limited liability company (36-2825587); Electra Acquisition Corp. (31-1465189); Enloe Drugs LLC (31-1362346); Euro Bio-Pharm Clinical Services, Inc. (23-2770328); Evergreen Pharmaceutical of California, Inc., a California corporation (61-1321151); Evergreen Pharmaceutical, Inc., a Washington corporation (91-0883397); Heartland Repack Services LLC (61-1389057);

Highland Wholesale LLC, an Ohio limited liability company (32-0006739); HMIS, Inc. (36-4124072); Home Care Pharmacy, Inc. (31-1255845); Home Pharmacy Services, LLC, a Missouri limited liability company (37-0978331); Hytree Pharmacy, Inc., an Ohio corporation (34-1090853); Interlock Pharmacy Systems, Inc., a Missouri corporation (43-0951332); JHC Acquisition LLC (31-1494762); Langsam Health Services, Inc. (73-1391198); LCPS Acquisition, LLC (61-1347084); Lo-Med Prescription Services, Inc., an Ohio corporation (34-1396063); LPI Acquisition Corp. (31-1501535); Managed Healthcare, Inc. (31-1450845); Management & Network Services, Inc., an Ohio corporation (34-1819691); Med World Acquisition Corp. (61-1322120); Medical Arts Health Care, Inc., a Georgia corporation (58-1640672); Medical Services Consortium, Inc., a Florida corporation (65-0357177); MOSI Acquisition Corp. (31-1528353); NCS HealthCare, Inc. (34-1816187); NCS HealthCare of Arizona, Inc., an Ohio corporation (31-1573985); NCS HealthCare of Arkansas, Inc., an Ohio corporation (31-1490517); NCS HealthCare of Beachwood, Inc., an Ohio corporation (34-1881410); NCS HealthCare of California, Inc., an Ohio corporation (31-1499819); NCS HealthCare of Connecticut, Inc., a Connecticut corporation (06-1330453); NCS HealthCare of Florida, Inc., an Ohio corporation (34-1843258); NCS HealthCare of Illinois, Inc., an Illinois corporation (37-1354510); NCS HealthCare of Indiana, Inc., an Indiana corporation (35-1954599); NCS HealthCare of Indiana LLC (34-1958652); NCS HealthCare of Iowa, Inc., an Ohio corporation (31-1509013); NCS HealthCare of Kansas, Inc., an Ohio corporation (34-1839712); NCS HealthCare of Kentucky, Inc., an Ohio corporation (31-1521217); NCS HealthCare of Maryland, Inc., an Ohio corporation (31-1496240); NCS HealthCare of Massachusetts, Inc., an Ohio corporation (31-1571275); NCS HealthCare of Michigan, Inc., an Ohio corporation (34-1777940); NCS HealthCare of Minnesota, Inc., an Ohio corporation (34-1866489); NCS HealthCare of Missouri, Inc., an Ohio corporation (34-1855274); NCS HealthCare of Montana, Inc., an Ohio corporation (34-1851710); NCS HealthCare of New Hampshire, Inc., a New Hampshire corporation (02-0468190); NCS HealthCare of New Jersey, Inc., a New Jersey corporation (22-3395391); NCS HealthCare of New Mexico, Inc., an Ohio corporation (34-1866493); NCS HealthCare of New York, Inc., an Ohio corporation (34-1854267); NCS HealthCare of North Carolina, Inc., a North Carolina corporation (56-1889643); NCS HealthCare of Ohio, Inc., an Ohio corporation (31-1257307); NCS HealthCare of Oklahoma, Inc., an Oklahoma corporation (73-1499934); NCS HealthCare of Oregon, Inc., an Ohio corporation (34-1836971); NCS HealthCare of Pennsylvania, Inc., a Pennsylvania corporation (23-2679334); NCS HealthCare of Rhode Island, Inc., a Rhode Island corporation (05-0429829); NCS HealthCare of South Carolina, Inc., an Ohio corporation (31-1508225); NCS HealthCare of Tennessee, Inc., an Ohio corporation (34-1866494); NCS HealthCare of Texas, Inc., an Ohio corporation (34-1866495); NCS HealthCare of Vermont, Inc., an Ohio corporation (31-1526078); NCS HealthCare of Washington, Inc., an Ohio corporation (34-1844193); NCS HealthCare of Wisconsin, Inc., an Ohio corporation (34-1866497); NCS of Illinois, Inc., an Ohio Corporation (34-1959046); NCS Services, Inc., an Ohio corporation (34-1837567); National Care for Seniors LLC, an Ohio limited liability company (34-1972917); Nihan & Martin LLC (36-4004491); NIV Acquisition LLC (31-1501415); North Shore Pharmacy Services, Inc. (31-1428484); OCR-RA Acquisition Corp. (31-1442830); OFL Corp. (61-1357682); Omnibill Services LLC (61-1365732); Omnicare Clinical Research, Inc. (52-1670189); Omnicare Clinical Research, LLC (14-1723594); Omnicare CR Inc. (61-1395349); Omnicare Extended Pharma Services, LLC (05-0523710); Omnicare Headquarters LLC (76-0720510); Omnicare Indiana Partnership Holding Company LLC (16-1653107); Omnicare Management Company (31-1256520); Omnicare Pennsylvania Med Supply, LLC (61-1347895); Omnicare Pharmaceutics, Inc. (23-2745806); Omnicare Pharmacies of Maine Holding Company (61-1365280); Omnicare Pharmacies of Pennsylvania East, LLC (61-1347894); Omnicare Pharmacies of Pennsylvania West, Inc., a Pennsylvania corporation (25-1213193); Omnicare Pharmacies of the Great Plains Holding Company (61-1386242); Omnicare Pharmacy and Supply Services, Inc., a South Dakota corporation (41-1730324); Omnicare Pharmacy of Colorado, LLC (61-1347085); Omnicare Pharmacy of Florida, L.P. (76-0716528); Omnicare Pharmacy of Hickory, LLC (76-0716543); Omnicare Pharmacy of Indiana, LLC (76-0716552); Omnicare Pharmacy of Maine LLC (61-1339662); Omnicare Pharmacy of Massachusetts LLC (61-1347087); Omnicare Pharmacy of Nebraska LLC (61-1386244); Omnicare Pharmacy of Pueblo, LLC (76-0716546); Omnicare Pharmacy of South Dakota LLC (61-1386243); Omnicare Pharmacy of Tennessee LLC (61-1347088); Omnicare Pharmacy of Texas 1, L.P. (76-0716554); Omnicare Pharmacy of Texas 2, L.P. (11-3657397); Omnicare Pharmacy of the Midwest, Inc. (31-1374275); Omnicare Purchasing Company L.P. (61-1401039); Omnicare Purchasing Company General Partner, Inc. (61-1401040); Omnicare Purchasing Company Limited Partner, Inc. (61-1401038); Omnicare Respiratory Services, LLC (03-0465903); PBM-Plus, Inc., a Wisconsin corporation (39-1789830); Pharmacon Corp., a New York corporation (13-3498399); Pharmacy Associates of Glens Falls, Inc., a New York corporation (14-1554120); Pharmacy Consultants, Inc., a South Carolina corporation (57-0640737); Pharmacy Holding #1, LLC (76-0716538); Pharmacy Holding #2, LLC (76-0716536); PharmaSource Healthcare, Inc., a Georgia corporation (58-2066823); Pharm-Corp of Maine LLC (61-1339663); Pharmed Holdings, Inc. (36-4060882); PRN Pharmaceutical Services, L.P. (35-1855784); Rescot Systems Group, Inc., a Pennsylvania corporation (23-2589308); Roeschen’s Healthcare Corp., a Wisconsin corporation (39-1084787); Royal Care of Michigan LLC (38-3529444); SHC Acquisition Co, LLC (61-1346763); Shore Pharmaceutical Providers, Inc. (31-1425144); Southside Apothecary, Inc., a New York corporation (61-1340804); Specialized Home Infusion of Michigan LLC (38-3529442); Specialized Patient Care Services, Inc., an Alabama corporation (63-1159534); Specialized Pharmacy Services, Inc., a Michigan corporation (38-2143132); Specialized Services of Michigan, Inc. (38-3637511); Sterling Healthcare Services, Inc. (36-4031863); Superior Care Pharmacy, Inc. (31-1543728); Swish, Inc. (52-2005933); TCPI Acquisition Corp. (31-1508476); THG Acquisition Corp. (31-1567102); The Hardardt Group, Inc. (22-3470357); Three Forks Apothecary, Inc., a Kentucky corporation (61-0995656); UC Acquisition Corp. (31-1414594); Uni-Care Health Services of Maine, Inc., a New Hampshire corporation (02-0468192); Value Health Care Services, Inc. (31-1485530); Value Pharmacy, Inc., a Massachusetts corporation (04-2894741); Vital Care Infusions Supply, Inc., a New York corporation (61-1336267); Weber Medical Systems, LLC (31-1409572); Westhaven Services Co., an Ohio corporation (34-1151322); Williamson Drug Company, Incorporated, a Virginia corporation (54-0590067); and Winslow’s Pharmacy, a New Jersey corporation (21-0692005).

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NEITHER OMNICARE, INC. NOR ANY OMNICARE CAPITAL TRUST MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED FEBRUARY 12, 2003

PROSPECTUS

OMNICARE, INC.
COMMON STOCK
PREFERRED STOCK
DEPOSITARY SHARES
DEBT SECURITIES
WARRANTS
PURCHASE CONTRACTS
UNITS

OMNICARE CAPITAL TRUST I
OMNICARE CAPITAL TRUST II
OMNICARE CAPITAL TRUST III
TRUST PREFERRED SECURITIES FULLY AND UNCONDITIONALLY
GUARANTEED BY OMNICARE, INC.

         We or, as applicable, the Omnicare Capital Trusts may offer from time to time the following types of securities:

•	shares of our common stock;

•	shares of our preferred stock, which may be issued in the form of depositary receipts representing a fraction of a share of preferred stock;

•	our debt securities, in one or more series, which may be senior debt securities or subordinated debt securities, in each case consisting of notes or other evidences of indebtedness;

•	warrants to purchase any of the other securities that may be sold under this prospectus;

•	trust preferred securities by one of the Omnicare Capital Trusts and fully and unconditionally guaranteed by us;

•	purchase contracts to acquire any of the other securities that may be sold under this prospectus; or

•	any combination of these securities, individually or as units.

         The securities will have an aggregate initial offering price of up to $850,000,000 or an equivalent amount in U.S. dollars if any securities are denominated in a currency other than U.S. dollars. The securities may be offered separately or together in any combination and as a separate series. This prospectus also covers guarantees, if any, of our payment obligations under any debt securities, which may be given by certain of our subsidiaries, on terms to be determined at the time of the offering.

         We will provide specific terms of these securities in supplements to this prospectus. You should read this prospectus and any prospectus supplement, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus, carefully before you invest.

         Our common stock is traded on the New York Stock Exchange under the symbol “OCR.”

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         We may sell these securities directly, through agents, dealers or underwriters as designated from time to time, or through a combination of these methods. We reserve the sole right to accept, and together with our agents, dealers and underwriters reserve the right to reject, in whole or in part, any proposed purchase of securities to be made directly or through agents, dealers or underwriters. If any agents, dealers or underwriters are involved in the sale of any securities, the relevant prospectus supplement will set forth any applicable commissions or discounts. Our net proceeds from the sale of securities also will be set forth in the relevant prospectus supplement.

         This prospectus may not be used to consummate sales of securities unless accompanied by the applicable prospectus supplement.

The date of this prospectus is              , 2003.

         We have not authorized any person to give any information or to make any representation in connection with this offering other than those contained or incorporated by reference in this prospectus, and, if given or made, the information or representation must not be relied upon as having been authorized by us. This prospectus does not constitute an offer to sell nor a solicitation of an offer to buy by anyone in any jurisdiction in which the offer or solicitation is not authorized, or in which the person is not qualified to do so or to any person to whom it is unlawful to make the offer or solicitation. Neither the delivery of this prospectus nor any sale under this prospectus shall, under any circumstances, create any implication that there has been no change in our affairs since the date of this prospectus, that the information contained in this prospectus is correct as of any time subsequent to its date, or that any information incorporated by reference in this prospectus is correct as of any time subsequent to its date.

FORWARD-LOOKING STATEMENTS

         This prospectus contains and incorporates by reference certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements regarding the intent, belief or current expectations with respect to the matters discussed or incorporated by reference in this prospectus (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact.

         These forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. These forward-looking statements and trends include those relating to expectations concerning our business outlook or position or future economic performance; the impact of our lowered cost structure; our financial condition; our strength in the geriatric pharmaceutical marketplace; the impact of the acquisition and integration of acquired companies; expectations concerning pharmaceutical price increases and the impact of pre-buys on costs and cash flows; purchasing leverage; the leveraging of costs; the impact of new business; the impact of penetration of new drugs; the impact of clinical and other programs; the impact of lower government reimbursement formulas in some states; trends concerning acuity and occupancy; the impact of our productivity, consolidation and cost reduction efforts; expectations concerning margins; trends concerning commencement or continuation of projects, new business wins and backlog at our contract research organization business; the impact of streamlining and cost reduction at our contract research organization operations; the operating environment in the long-term care and contract research organization industries; the impact of reimbursement trends and state and federal action with respect thereto; governmental pricing pressures due to economic downturns; the impact of healthcare funding issues; the impact of demographic trends; opportunities to contain healthcare costs while ensuring the well-being of the elderly population; expectations concerning growth; expectations concerning acquisitions; opportunities to expand our clinical programs; trends concerning the drug development marketplace; the adequacy and availability of our sources of liquidity, capital and financing; and the impact of new accounting rules and standards. Such risks, uncertainties, contingencies, assumptions and other factors, many of which are beyond our control, include without limitation:

•	overall economic, financial and business conditions;

•
delays and further reductions in reimbursement by the government and other payors to us and our customers as a result of pressure on federal and state budgets due to the continuing economic downturn and other factors;

•	the overall financial condition of our customers;

•	the ability to assess and react to the financial condition of customers;

•	the impact of consolidation in the pharmaceutical and long-term healthcare industries;

•	the impact of seasonality on our business;

•	the impact and pace of pharmaceutical price increases;

•	the ability of vendors to continue to provide products and services to us;

•
the effect of new government regulations, executive orders and/or legislative initiatives, including those relating to reimbursement and drug pricing policies and changes in the interpretation and application of these policies;

•	increases or decreases in reimbursement;

•	government budgetary pressures and shifting priorities;

•	efforts by payors to control costs;

•	the ability of clinical research projects to produce revenues in future periods;

•	our failure to obtain or maintain required regulatory approvals or licenses;

•	the failure of the long-term care facilities we serve to maintain required regulatory approvals;

•	loss or delay of contract research organization contracts for regulatory or other reasons;

•	the outcome of litigation;

•	the ability to attract and retain needed management;

•	the ability to implement opportunities for improving productivity and lowering costs and to realize related anticipated benefits;

•	the integration of acquired companies, including NCS HealthCare, Inc. (“NCS”), and the ability to realize anticipated revenues, economies of scale, cost synergies and profitability;

•	the impact and pace of technological advances;

•	the ability to obtain or maintain rights to data, technology and other intellectual property;

•	trends for the continued growth of our business;

•	volatility in our stock price and in the financial markets generally;

•	changes in international economic and political conditions and currency fluctuations between the U.S. dollar and other currencies;

•	access to capital and financing;

•	pricing and other competitive factors in our industry;

•	variations in costs or expenses;

•	variations in our operating results;

•	the continued availability of suitable acquisition candidates;

•	the demand for our products and services;

•	changes in tax law and regulation;

•	changes in accounting rules and standards; and

•	other risks and uncertainties described in “Risk Factors” and elsewhere in this prospectus, including the documents incorporated by reference.

         Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Except as otherwise required by law, we do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

RISK FACTORS

         An investment in our securities involves a degree of risk. You should carefully consider the risk factors described below and other information included and incorporated by reference in this prospectus and the applicable prospectus supplement when determining whether or not to purchase the offered securities. If any of the following risks actually occurs, we could be materially adversely affected. In such case, you may lose all or part of your investment.

Risks Relating to Our Business

         If We Or Our Client Institutions Fail To Comply With Medicaid And Medicare Reimbursement Regulations, Our Revenue Could Be Reduced, We Could Be Subject To Penalties And We Could Lose Our Eligibility To Participate In These Programs.

         Approximately one-half of our pharmacy services billings are directly reimbursed by government sponsored programs. These programs include Medicaid and, to a lesser extent, Medicare. The remainder of our billings are paid or reimbursed by individual residents, long-term care facilities and other third party payors, including private insurers. A portion of these revenues also are indirectly dependent on government programs. The table below represents our approximated payor mix for the last three years:

	1999	2000	2001

Private pay and long-term care facilities(1)	48%	46%	44%
Medicaid	40%	43%	44%
Medicare(2)	3%	3%	3%
Other private sources(3)	9%	8%	9%

Totals:	100%	100%	100%

______________

(1)	Includes payments from skilled nursing facilities on behalf of their Medicare-eligible residents.

(2)	Includes direct billing for medical supplies.

(3)	Includes our contract research organization revenues.

         For its fiscal year ended June 30, 2002, NCS’ approximate payor mix was: 49% Medicaid, 45% private pay and long-term care facilities (includes payments from long-term care facilities on behalf of their Medicare-eligible residents), 1% Medicare (includes direct billing for medical supplies) and 5% other private sources.

         The Medicaid and Medicare programs are highly regulated. The failure, even if inadvertent, of us and/or our client institutions to comply with applicable reimbursement regulations could adversely affect our reimbursement under these programs and our ability to continue to participate in these programs. In addition, our failure to comply with these regulations could subject us to other penalties.

         Continuing Efforts To Contain Healthcare Costs May Reduce Our Future Revenue.

         Our sales and profitability are affected by the efforts of healthcare payors to contain or reduce the cost of healthcare by lowering reimbursement rates, limiting the scope of covered services, and negotiating reduced or capitated pricing arrangements. Any changes which lower reimbursement levels under Medicaid, Medicare or private pay programs, including managed care contracts, could reduce our future revenue. Furthermore, other changes in these reimbursement programs or in related regulations could reduce our future revenue. These changes may include modifications in the timing or processing of payments and other changes intended to limit or decrease the growth of Medicaid, Medicare or third party expenditures.

         The Balanced Budget Act Of 1997 And Other Healthcare-Related Legislation Has Significantly Impacted Our Business, And Future Legislation and Regulations Are Likely To Affect Us.

         In recent years, Congress has passed a number of federal laws that have effected major changes in the healthcare system. Several of these changes have had a significant impact on us. The Balanced Budget Act of 1997 sought to achieve a balanced federal budget by, among other things, changing the reimbursement policies applicable to various healthcare providers, including the introduction in 1998 of the Prospective Payment System for Medicare-eligible residents of skilled nursing facilities. Prior to the Prospective Payment System, skilled nursing facilities under Medicare were reimbursed for services based upon actual costs incurred in providing services, subject to limits. Now, the Prospective Payment System requires skilled nursing facilities to manage more carefully the cost of care for Medicare beneficiaries. Under the Prospective Payment System, Medicare pays skilled nursing facilities a fixed fee per patient per day based on the resident’s medical condition and required level of assistance with activities of daily living. This fixed fee covers substantially all items and services furnished during a Medicare-covered stay, including pharmacy services. The Prospective Payment System initially resulted in a reduction in admissions of Medicare residents, particularly those requiring complex care, leading to a significant reduction of overall occupancy in the skilled nursing facilities we serve. As a result, we began experiencing lower utilization of our services and Prospective Payment System-related pricing pressure from our skilled nursing facility customers in 1999. The Balanced Budget Act of 1997 also imposed numerous other cost savings measures affecting Medicare skilled nursing facility services. Because of the significant reductions in reimbursement which occurred, the impact of the Prospective Payment System initially was to decrease occupancy for some facilities, to reduce the number of residents in these facilities requiring higher levels of medical care, to lower pricing and to produce an unfavorable payor mix for us.

         With respect to Medicaid, the Balanced Budget Act of 1997 repealed the “Boren Amendment” federal payment standard for payments to Medicaid nursing facilities effective October 1, 1997. This repeal gives states greater latitude in setting payment rates for nursing facilities. Budget constraints and other factors have caused some states to reduce Medicaid reimbursement to nursing facilities and states may continue to reduce or delay payments to nursing facilities in the future. The law also grants states greater flexibility to establish Medicaid managed care programs without the need to obtain a federal waiver. Although these waiver programs generally exempt institutional care, including nursing facility and institutional pharmacy services, these programs could ultimately change the Medicaid reimbursement system for long-term care. These changes could include moving reimbursement for pharmacy services from fee-for-service, or payment per procedure or service rendered, to a fixed amount per person utilizing managed care negotiated or capitated rates.

         In 1999 and again in 2000, Congress enacted legislation intended to reduce the impact of the Balanced Budget Act of 1997 on skilled nursing facilities. This legislation included increases in payment rates for some services and delays in the implementation of some Balanced Budget Act of 1997 requirements. It appears that this legislation stabilized the unfavorable operating trends attributable to the Prospective Payment System and helped to improve the financial condition of skilled nursing facilities and motivated them to increase admissions, particularly of higher acuity residents. However, certain of the increases in Medicare reimbursement for skilled nursing facilities expired in October 2002. This loss of Medicare revenues may have an adverse effect on the financial condition of many of our skilled nursing facility customers. While it is hoped that Congress will restore some or all of these payment amounts, no assurances can be given as to whether Congress will take such action. Further, some of the current payments to skilled nursing facilities will expire once the Centers for Medicare & Medicaid Services, or CMS, adopts a refined system for categorizing resident acuity. CMS has indicated that this change would not occur during federal fiscal year 2004 (October 1, 2003 – September 30, 2004), but it is unknown when a refined system would be adopted, the form of the refined system or whether it would result in net increases or decreases in payments for Medicare skilled nursing facilities.

         Further, in order to rein in healthcare costs, we anticipate that federal and state governments will continue to review and assess alternate healthcare delivery systems, payment methodologies and operational requirements for healthcare providers, including long-term care facilities and pharmacies. Given the continuous debate regarding the cost of healthcare, managed care and other healthcare issues, we cannot predict with any degree of certainty what additional healthcare initiatives, if any, will be implemented or the effect any future legislation or regulation will have on our business. Further, Medicaid and/or Medicare payment rates for pharmaceutical supplies and services may not continue to be based on current methodologies or remain comparable to present levels. In particular, the federal government is examining the appropriateness of using the “average wholesale price” as the basis for reimbursement for prescription drugs under Medicare Part B. In addition, legislative initiatives are being considered to expand Medicare coverage of prescription drugs, in some instances as part of a broad reform of the Medicare program. Any future healthcare legislation or regulation may adversely affect our business.

         If We Fail To Comply With Licensure Requirements, Fraud And Abuse Laws Or Other Applicable Laws, We May Need To Curtail Operations, And Could Be Subject To Significant Penalties.

         Our pharmacy business is subject to extensive and often changing federal, state and local regulations, and our pharmacies are required to be licensed in the states in which they are located or do business. While we continuously monitor the effects of regulatory activity on our operations and we currently have pharmacy licenses for each pharmacy we operate, the failure to obtain or renew any required regulatory approvals or licenses could adversely affect the continued operation of our business. The long-term care facilities that contract for our services are also subject to federal, state and local regulations and are required to be licensed in the states in which they are located. The failure by these long-term care facilities to comply with these or future regulations or to obtain or renew any required licenses could result in our inability to provide pharmacy services to these facilities and their residents. We are also subject to federal and state laws that prohibit some types of direct and indirect payments between healthcare providers. These laws, commonly known as the fraud and abuse laws, prohibit payments intended to induce or encourage the referral of patients to, or the recommendation of, a particular provider of items or services. Violation of these laws can result in loss of licensure, civil and criminal penalties and exclusion from the Medicaid, Medicare and other federal healthcare programs.

         We expend considerable resources in connection with our compliance efforts. We believe that we are in compliance in all material respects with state and federal regulations applicable to our business.

         Federal And State Laws That Protect Patient Health Information May Increase Our Costs And Limit Our Ability To Collect And Use That Information.

         Our company and the healthcare industry generally also are impacted by the Health Insurance Portability and Accountability Act of 1996, or HIPAA, which mandates, among other things, the adoption of standards to enhance the efficiency and simplify the administration of the healthcare system. HIPAA requires the Department of Health and Human Services to adopt standards for electronic transactions and code sets for basic healthcare transactions such as payment and remittance advice (“transaction standards”); privacy of individually identifiable healthcare information (“privacy standards”); security and electronic signatures (“security standards”), as well as unique identifiers for providers, employers, health plans and individuals; and enforcement. In many of our operations, we are a healthcare provider, required to comply in our operations with these standards and subject to significant civil and criminal penalties for failure to do so. In addition, we provide services to customers that also are healthcare providers and will be required to provide satisfactory written assurances to those customers that we will provide those services subject to the requirements of the privacy standards. HIPAA will require significant and costly changes for our company and others in the healthcare industry. The transaction standards have gone into effect, although we and most other covered entities in the healthcare industry have received an extension until October 2003 to comply. The privacy standards generally require compliance by April 2003. No date is established for compliance with the security standards, since they have not yet been published in final form. Based on current information, we believe we will be able to fully comply with HIPAA requirements, however, at this time we cannot estimate the cost of compliance or if implementation of the HIPAA standards will result in an adverse effect on our operations or profitability, or that of our customers.

         We Are Subject To Additional Risks Relating To Our Acquisition Strategy.

         One component of our strategy contemplates our making selected acquisitions. Acquisitions, including our acquisition of NCS, involve inherent uncertainties. These uncertainties include the effect on the acquired businesses of integration into a larger organization and the availability of management resources to oversee the operations of these businesses. The successful integration of acquired businesses, including NCS, will require, among others:

•	consolidation of financial and managerial functions and elimination of operational redundancies;

•	achievement of purchasing efficiencies;

•	the addition and integration of key personnel; and

•	the maintenance of existing business.

         Even though an acquired business may have experienced positive financial performance as an independent company prior to an acquisition, we cannot be sure that the business will continue to perform positively after an acquisition.

         We also may acquire businesses with unknown or contingent liabilities, including liabilities for failure to comply with healthcare laws and regulations. We have policies and procedures to conduct reviews of potential acquisition candidates for compliance with healthcare laws and to conform the practices of acquired businesses to our standards and applicable laws. We also generally seek indemnification from sellers covering these matters. We may, however, incur material liabilities for past activities of acquired businesses, including NCS.

         We cannot be sure of the successful integration of NCS or any other acquisition or that an acquisition will not have an adverse impact on our results of operations or financial condition.

         We Operate In Highly Competitive Businesses.

         The long-term care pharmacy business is highly regionalized and, within a given geographic region of operations, highly competitive. Our largest competitors nationally are Pharmerica, Inc., a subsidiary of AmerisourceBergen Corporation, NeighborCare, Inc., a subsidiary of Genesis Health Ventures, Inc., Kindred Pharmacy Services, a division of Kindred Healthcare, Inc., and SunScript Pharmacy Corporation, a subsidiary of Sun Healthcare Group, Inc. In the geographic regions we serve, we also compete with numerous local retail pharmacies, local and regional institutional pharmacies and pharmacies owned by long-term care facilities. We compete on the basis of quality, cost-effectiveness and the increasingly comprehensive and specialized nature of our services, along with the clinical expertise, pharmaceutical technology and professional support we offer.

         Our contract research organization business competes against other full-service contract research organizations and client internal resources. The contract research organization industry is highly fragmented with a number of full-service contract research organizations and many small, limited-service providers, some of which serve only local markets. Clients choose a contract research organization based upon, among other reasons, reputation, references from existing clients, the client’s relationship with the organization, the organization’s experience with the particular type of project and/or therapeutic area of clinical development, the organization’s ability to add value to the client’s development plan, the organization’s financial stability and the organization’s ability to provide the full range of services required by the client.

         We Are Dependent On Our Senior Management Team And Our Pharmacy Professionals.

         We are highly dependent upon the members of our senior management and our pharmacists and other pharmacy professionals. Our business is managed by a small number of key management personnel who have been extensively involved in the success of our business, including Joel F. Gemunder, our President and Chief Executive Officer. If we were unable to retain these persons, we might be adversely affected. Our industry is small and there is a limited pool of senior management personnel with significant experience in our industry. Accordingly, we believe we could experience significant difficulty in replacing key management personnel. Although we have employment contracts with our key management personnel, these contracts generally may be terminated without cause by either party.

         In addition, our continued success depends on our ability to attract and retain pharmacists and other pharmacy professionals. Competition for qualified pharmacists and other pharmacy professionals is strong. The loss of pharmacy personnel or the inability to attract, retain or motivate sufficient numbers of qualified pharmacy professionals could adversely affect our business. Although we generally have been able to meet our staffing requirements for pharmacists and other pharmacy professionals in the past, our inability to do so in the future could have a material adverse effect on us.

OUR COMPANY

         We are a leading provider of pharmaceutical care for the elderly. We are the nation’s largest independent provider of professional pharmacy-related consulting and data management services to long-term healthcare institutions. Our client facilities include skilled nursing facilities, assisted living facilities, retirement centers, hospitals and other institutional healthcare facilities. We currently provide our pharmacy services to long-term care facilities comprising more than 950,000 beds in 47 states. We purchase, repackage and dispense pharmaceuticals, both prescription and non-prescription, and provide computerized medical record keeping and third-party billing for residents in those facilities. We also provide consultant pharmacist services, including evaluating monthly patient drug therapy, monitoring the control, distribution and administration of drugs within the nursing facility, and assisting in compliance with state and federal regulations. In addition, we provide ancillary services, such as administering medications and nutrition intravenously and furnishing dialysis and medical supplies. We offer clinical care planning, pharmaceutical support as well as financial software information systems to our client facilities. In addition, we provide operational software and support systems to other long-term care pharmacy providers across the United States. We also provide comprehensive clinical research services for the pharmaceutical and biotechnology industries in 28 countries.

         On January 15, 2003, we completed our tender offer for all of the outstanding shares of the common stock of NCS HealthCare, Inc., a leading provider of pharmaceutical and related services to long-term care facilities, including skilled nursing centers, assisted living facilities and hospitals. We accepted approximately 94% of the validly tendered shares of class A common stock of NCS and 100% of the validly tendered shares of class B common stock of NCS for payment. We subsequently acquired the remaining shares of class A common stock of NCS. Our net cash outlay, including estimated fees and expenses, to acquire NCS was approximately $167.0 million. In connection with the acquisition, we repaid approximately $325.5 million of outstanding NCS debt. We used cash on hand, working capital and available borrowing capacity under our existing credit facilities to finance the acquisition and the repayment of NCS’ outstanding debt.

         Our principal executive offices are located at 100 East RiverCenter Boulevard, Covington, Kentucky, 41011, and our telephone number is (859) 392-3300. Our corporate website address is http://www.omnicare.com. Information contained on our website is not part of this prospectus.

THE OMNICARE CAPITAL TRUSTS

         Each of Omnicare Capital Trust I, Omnicare Capital Trust II and Omnicare Capital Trust III is a statutory trust newly formed under Delaware law by us, as sponsor of each of the trusts, and Chase Manhattan Bank USA, National Association, as trustee in the State of Delaware pursuant to the Delaware Statutory Trust Act. The trusts have been formed solely:

•
for the possible sale of one or more series of trust preferred securities under this prospectus and the sale of trust common securities to us or one of our subsidiaries at the time of any sale of trust preferred securities;

•	to purchase a specific series of our subordinated debt securities with the proceeds of any sale of their securities; and

•	to engage in related activities.

         The principal office of each of the trusts is c/o Omnicare, Inc., 100 East RiverCenter Boulevard, Covington, Kentucky, 41011, and its telephone number is (859) 392-3300.

USE OF PROCEEDS

         Unless we indicate otherwise in an accompanying prospectus supplement, we intend to use the net proceeds from the sale of the securities offered by this prospectus for general corporate purposes, which may include, but not be limited to, refinancing of indebtedness, working capital, capital expenditures, acquisitions and repurchases and redemptions of securities.

         The Omnicare Capital Trusts will use all of the proceeds from the sale of trust preferred securities to purchase a specific series of our subordinated debt securities.

RATIO OF EARNINGS TO FIXED CHARGES

         The following table sets forth our consolidated ratio of earnings to fixed charges for the periods indicated:

	Year Ended December 31,					Nine Months Ended September 30,

	1997	1998	1999	2000	2001	2001	2002

Ratio of earnings to fixed charges (1)(2)	9.1x	5.3x	2.6x	2.2x	2.8x	2.7x	3.8x

(1)	Our ratio of earnings to fixed charges has been computed by dividing earnings before income taxes plus fixed charges (excluding capitalized interest expense) by fixed charges. Fixed charges consist of interest expense on debt (including amortization of debt expense and capitalized interest) and one-third (the proportion deemed representative of the interest portion) of rent expense.

(2)	Our ratio of earnings to combined fixed charges and preferred stock dividends for the periods indicated above are the same as our ratios of earnings to fixed charges set forth above because we had no shares of preferred stock outstanding during the periods indicated and currently have no shares of preferred stock outstanding.

GENERAL DESCRIPTION OF SECURITIES THAT WE MAY SELL

         We, directly or through agents, dealers or underwriters that we may designate, may offer and sell, from time to time, up to $850,000,000 (or the equivalent in one or more foreign currencies or currency units) aggregate initial offering price of:

•	shares of our common stock;

•	shares of our preferred stock, which may be issued in the form of depositary receipts representing a fraction of a share of preferred stock;

•
our debt securities, in one or more series, which may be senior debt securities or subordinated debt securities, in each case consisting of notes or other evidences of indebtedness, and which may be guaranteed by certain of our subsidiaries;

•	warrants to purchase any of the other securities that may be sold under this prospectus;

•	trust preferred securities issued by one of the Omnicare Capital Trusts and fully and unconditionally guaranteed by us;

•	purchase contracts to acquire any of the other securities that may be sold under this prospectus; or

•	any combination of these securities, individually or as units.

         We may offer and sell these securities either individually or as units consisting of one or more of these securities, each on terms to be determined at the time of sale. We may issue debt securities and/or preferred stock that are exchangeable for and/or convertible into common stock or any of the other securities that may be sold under this prospectus. When particular securities are offered, a supplement to this prospectus will be delivered with this prospectus, which will describe the terms of the offering and sale of the offered securities.

DESCRIPTION OF COMMON STOCK

         Our authorized capital stock consists of 200,000,000 shares of common stock, par value $1.00 per share, and 1,000,000 shares of preferred stock, no par value per share. We describe the preferred stock under the heading “Description of Preferred Stock.”

         This section summarizes the general terms of our common stock that we may offer. The prospectus supplement relating to the common stock offered will state the number of shares offered, the initial offering price and the market price, dividend information and any other relevant information. The summaries in this section and the prospectus supplement do not describe every aspect of the common stock. When evaluating the common stock, you should also refer to all of the provisions of our charter, our by-laws and the Delaware General Corporation Law (“DGCL”). Our charter and by-laws are incorporated by reference in the registration statement.

Terms of the Common Stock

         At December 31, 2002, approximately 94,301,500 shares of our common stock were outstanding. Our common stock has no preemptive rights and no redemption, sinking fund or conversion provisions. All shares of our common stock have one vote on any matter submitted to the vote of stockholders. Our common stock does not have cumulative voting rights. Upon our liquidation, the holders of our common stock are entitled to receive, on a pro rata basis, all assets then legally available for distribution after payment of debts and liabilities and preferences on preferred stock, if any. Holders of our common stock are entitled to receive dividends when and as declared by the board of directors out of funds legally available therefor (subject to the prior rights of preferred stock, if any). All outstanding shares of our common stock are fully paid and nonassessable.

Rights Agreement

         On June 2, 1999, we paid a dividend of one preferred share purchase right for each outstanding share of our common stock to the stockholders of record on that date. Each right entitles the registered holder to purchase one ten-thousandth of a share of our Series A Junior Participating Preferred Stock, at a price of $135.00 per one ten-thousandth of a share of Series A Junior Participating Preferred Stock, subject to adjustment. The description and terms of the rights are set forth in the Rights Agreement between us and First Chicago Trust Company of New York, as rights agent.

         Initially, the rights will be attached to all certificates of common stock and no separate rights certificates will be issued. Separate rights certificates evidencing the rights will be distributed to holders of record of our common stock as of the close of business on the earlier to occur of the tenth day (or such other day as our board of directors may determine) following (i) a public announcement that a person or group of affiliated or associated persons, referred to as an “Acquiring Person,” has acquired beneficial ownership of 15% or more of the outstanding common shares or (ii) the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding common shares. The rights will expire on June 2, 2009, unless extended or unless the rights are earlier redeemed or exchanged by us. Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of ours, including, without limitation, the right to vote or to receive dividends.

         If a person or group becomes an Acquiring Person, each holder of a right will thereafter have the right to receive, upon exercise, shares of our common stock (or, in certain circumstances, shares of Series A Junior Participating Preferred Stock or other similar securities of ours) having a value equal to two times the exercise price of the right and all rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

         In the event that we are acquired in a merger or other business combination transaction or 50% or more of our consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the right. In the event that any person or group becomes an Acquiring Person, proper provision shall be made so that each holder of a right, other than rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of our common stock having a market value of two times the exercise price of the right.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of our common stock, our board of directors may exchange the rights (other than rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of our common stock, or one ten-thousandth of a share of Series A Junior Participating Preferred Stock (or of a share of a class or series of our preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

         At any time prior to the distribution date, our board of directors may redeem the rights, in whole but not in part, at a price of $.01 per right. Immediately upon any such redemption, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

Provisions with Possible Anti-takeover Effects

         Certain provisions of our charter, by-laws and the DGCL may delay or prevent any transaction involving us that might result in a change of control.

         Fair Price Provision. With certain exceptions, in the event a person, corporation or other entity owns 10% or more of our stock entitled to vote, a majority of the outstanding shares of our capital stock not so owned is required to authorize (i) any merger or consolidation of us with or into such corporation, (ii) any sale, lease, exchange or other disposition of all or a substantial part of our assets to or with such person, corporation or other entity or (iii) issuances and transfers of our securities to such person, corporation or other entity for assets and/or securities with a value of at least $5 million or for cash.

         Board of Directors. Our board of directors, when evaluating any offer of another party to make a tender or exchange offer for our equity securities, merge or consolidate with us, purchase or otherwise acquire all or substantially all of our assets, shall, in connection with the exercise of its judgment in determining what is in the best interests of us and our stockholders, give due consideration to all relevant factors, including the social and economic effects on our employees, customers, suppliers and other constituents and on the communities in which we operate or are located.

         Our charter also provides that directors may be removed without cause only by the holders of two-thirds of the shares of our capital stock then entitled to vote on the election of directors.

         Amendments to the Charter. The sections of our charter relating to the fair price and director removal provisions described above, as well as those relating to elimination of director liability, indemnification of directors and the ability of our board of directors to amend the by-laws, may only be repealed or amended with the approval of the holders of two-thirds of the outstanding shares of each class of our capital stock entitled to vote thereon as a class.

         Business Combinations. We are subject to Section 203 of the DGCL which restricts a wide range of transactions (“business combinations”) between a corporation and an interested stockholder. An “interested stockholder” is, generally, any person who beneficially owns, directly or indirectly, 15% or more of the corporation’s outstanding voting stock. Business combinations are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation’s assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions resulting in an increase in the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances or other financial benefits by an interested stockholder. Section 203 provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the time of becoming an interested stockholder unless (a) the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder prior to the time that person became an interested stockholder; (b) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation’s voting stock (excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans); or (c) the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the interested stockholder.

         Future Issuances of Preferred Stock. We are not required to seek stockholder approval prior to designating any future series of preferred stock. Our board of directors could issue preferred stock in one or more transactions with terms which might make the acquisition of control of our company more difficult or costly.

Transfer Agent

         The transfer agent for our common stock is EquiServe Trust Company, N.A., Jersey City, New Jersey.

DESCRIPTION OF PREFERRED STOCK

         This section summarizes the general terms of the preferred stock that we may offer. The prospectus supplement relating to a particular series of preferred stock will describe the specific terms of that series, which may be in addition to or different from the general terms summarized in this section. The summaries in this section and the prospectus supplement do not describe every aspect of the preferred stock. If any particular terms of a series of preferred stock described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will be deemed to supersede the terms described in this prospectus. When evaluating the preferred stock, you also should refer to all of the provisions of our charter, the applicable certificate of designation for the offered series of preferred stock and the DGCL. The applicable certificate of designation will be filed as an exhibit to or incorporated by reference in the registration statement.

General

         Our board of directors is authorized to issue shares of preferred stock, in one or more series or classes, and to fix for each series voting powers and those preferences and relative, participating, optional or other special rights and those qualifications, limitations or restrictions as are permitted by the DGCL.

         Our board of directors is authorized to determine the terms for each series of preferred stock, and the prospectus supplement will describe the terms of any series of preferred stock being offered, including:

•	the designation of the shares and the number of shares that constitute the series;

•	the dividend rate (or the method of calculation thereof), if any, on the shares of the series and the priority as to payment of dividends with respect to other classes or series of our capital stock;

•	the dividend periods (or the method of calculation thereof);

•	the voting rights of the shares;

•
the liquidation preference and the priority as to payment of the liquidation preference with respect to other classes or series of our capital stock and any other rights of the shares of the series upon our liquidation or winding up;

•	whether or not and on what terms the shares of the series will be subject to redemption or repurchase at our option;

•	whether and on what terms the shares of the series will be convertible into or exchangeable for other securities;

•
whether depositary shares representing shares of the series of preferred stock will be offered and, if so, the fraction of a share of the series of preferred stock represented by each depositary share (see “Description of Depositary Shares” below);

•	whether the shares of the series of preferred stock will be listed on a securities exchange;

•	any special United States federal income tax considerations applicable to the series; and

•	the other rights and privileges and any qualifications, limitations or restrictions of the rights or privileges of the series.

Dividends

         Holders of shares of preferred stock will be entitled to receive, when and as declared by our board of directors, dividends payable at the dates and at the rates, if any, per share per annum as set forth in the applicable prospectus supplement.

         Unless otherwise set forth in the applicable prospectus supplement, each series of preferred stock will rank junior as to dividends to any preferred stock that may be issued in the future that is expressly senior as to dividends to that preferred stock. If we should fail at any time to pay accrued dividends on any senior shares at the time the dividends are payable, we may not pay any dividend on the junior preferred stock or redeem or otherwise repurchase shares of junior preferred stock until the accumulated but unpaid dividends on the senior shares have been paid or set aside for payment in full by us.

         Unless otherwise set forth in the applicable prospectus supplement, no dividends (other than in common stock or other capital stock ranking junior to the preferred stock of any series as to dividends and upon liquidation) may be declared or paid or set aside for payment, nor may any other distribution be declared or made upon the common stock, or any of our other capital stock ranking junior to or on a parity with the preferred stock of that series as to dividends, nor may any common stock or any of our other capital stock ranking junior to or on a parity with the preferred stock of that series as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any of that stock) by us (except by conversion into or exchange for other capital stock of ours ranking junior to the preferred stock of that series as to dividends) unless (i) if that series of preferred stock has a cumulative dividend, full cumulative dividends on the preferred stock of that series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for all past dividend periods and the then current dividend period and (ii) if such series of preferred stock does not have a cumulative dividend, full dividends on the preferred stock of such series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then current dividend period. However, any monies deposited in any sinking fund with respect to any preferred stock in compliance with the provisions of the sinking fund may be applied to the purchase or redemption of that preferred stock in accordance with the terms of the sinking fund, regardless of whether at the time of the application full dividends, including cumulative dividends, upon shares of the preferred stock outstanding on the last dividend payment date have been paid or declared and set apart for payment. In addition, any junior or parity preferred stock or common stock may be converted into or exchanged for our stock ranking junior to the preferred stock as to dividends.

         The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period will be computed on the basis of a 360-day year of twelve 30-day months, unless otherwise set forth in the applicable prospectus supplement. Accrued but unpaid dividends will not bear interest, unless otherwise set forth in the applicable prospectus supplement.

Convertibility

         No series of preferred stock will be convertible into, or exchangeable for, other securities or property except as set forth in the applicable prospectus supplement.

Redemption and Sinking Fund

         No series of preferred stock will be redeemable or receive the benefit of a sinking fund except as set forth in the applicable prospectus supplement.

Liquidation Rights

         Unless otherwise set forth in the applicable prospectus supplement, in the event of our liquidation, dissolution or winding up, the holders of shares of each series of preferred stock are entitled to receive out of our assets available for distribution to stockholders, before any distribution of assets is made to holders of (i) any other shares of preferred stock ranking junior to that series of preferred stock as to rights upon liquidation, dissolution or winding up and (ii) shares of common stock, liquidating distributions per share in the amount of the liquidation preference specified in the applicable prospectus supplement for that series of preferred stock plus any dividends accrued and accumulated but unpaid to the date of final distribution; but the holders of each series of preferred stock will not be entitled to receive the liquidating distribution of, plus such dividends on, those shares until the liquidation preference of any shares of our capital stock ranking senior to that series of the preferred stock as to the rights upon liquidation, dissolution or winding up will have been paid (or a sum set aside therefor sufficient to provide for payment) in full. If upon our liquidation, dissolution or winding up, the amounts payable with respect to the preferred stock, and any other preferred stock ranking as to any distribution on a parity with the preferred stock are not paid in full, then the holders of the preferred stock and the other parity preferred stock will share ratably in any distribution of assets in proportion to the full respective preferential amount to which they are entitled. Unless otherwise specified in a prospectus supplement for a series of preferred stock, after payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred stock will not be entitled to any further participation in any distribution of our assets. Neither a consolidation or merger of us with another corporation nor a sale of securities will be considered a liquidation, dissolution or winding up of us.

Voting Rights

         The holders of each series or class of preferred stock we may issue will have no voting rights, except as required by law and as described below or in the applicable prospectus supplement. Our board of directors may, upon issuance of a series or class of preferred stock, grant voting rights to the holders of that series or class to elect additional board members if we fail to pay dividends in a timely fashion.

         Without the affirmative vote of a majority of the shares of any class of preferred stock then outstanding, we may not:

•	increase or decrease the aggregate number of authorized shares of that class;

•	increase or decrease the par value of the shares of that class; or

•	alter or change the powers, preferences or special rights of the shares of that class so as to affect them adversely.

         If the amendment would adversely alter or change the powers, preferences or special rights of one or more series of a class of preferred stock, but not the entire class, then only the shares of the affected series will have the right to vote on the amendment.

Miscellaneous

         The holders of our preferred stock will have no preemptive rights. All shares of preferred stock being offered by the applicable prospectus supplement will be fully paid and not liable to further calls or assessment by us. If we should redeem or otherwise reacquire shares of our preferred stock, then these shares will resume the status of authorized and unissued shares of preferred stock undesignated as to series, and will be available for subsequent issuance.

No Other Rights

         The shares of a series of preferred stock will not have any preferences, voting powers or relative, participating, optional or other special rights except as set forth above or in the applicable prospectus supplement, our charter or the applicable certificate of designation or as otherwise required by law.

Transfer Agent and Registrar

         The transfer agent and registrar for each series of preferred stock will be designated in the applicable prospectus supplement.

DESCRIPTION OF DEPOSITARY SHARES

General

         We may, at our option, elect to offer fractional shares rather than full shares of the preferred stock of a series. In the event that we exercise this option, we will issue receipts for depositary shares, each of which will represent a fraction (to be set forth in the prospectus supplement relating to a particular series of preferred stock) of a share of a particular series of preferred stock as described below.

         The shares of any series of preferred stock represented by depositary shares will be deposited under one or more deposit agreements among us, a depositary to be named in the applicable prospectus supplement, and the holders from time to time of depositary receipts issued thereunder. Subject to the terms of the applicable deposit agreement, each holder of a depositary share will be entitled, in proportion to the applicable fraction of a share of preferred stock represented by the depositary share, to all the rights and preferences of the preferred stock represented thereby (including, as applicable, dividend, voting, redemption, subscription and liquidation rights).

         The depositary shares will be evidenced by depositary receipts issued pursuant to the deposit agreement. Depositary receipts will be distributed to those persons purchasing the fractional shares of the related series of preferred stock.

         This section summarizes the general terms of the depositary shares that we may offer. The prospectus supplement relating to the depositary shares will describe the specific terms of the depositary shares which may be in addition to or different from the general terms summarized in this section. If any particular terms of the depositary shares or the deposit agreement described in a prospectus supplement differ from any of the terms described below, then the terms described below will be deemed to have been superseded by that prospectus supplement. When evaluating the depositary shares and preferred stock, you also should refer to the applicable deposit agreement and depositary receipt. The applicable deposit agreement and depositary receipt will be filed as exhibits to the registration statement or incorporated by reference in the registration statement.

         Immediately following our issuance of shares of a series of preferred stock that will be offered as fractional shares, we will deposit the shares with the depositary, which will then issue and deliver the depositary receipts to the purchasers thereof. Depositary receipts will only be issued evidencing whole depositary shares. A depositary receipt may evidence any number of whole depositary shares.

         Pending the preparation of definitive depositary receipts, the depositary may, upon our written order, issue temporary depositary receipts substantially identical to (and entitling the holders thereof to all the rights pertaining to) the definitive depositary receipts but not in definitive form. Definitive depositary receipts will be prepared thereafter without unreasonable delay, and such temporary depositary receipts will be exchangeable for definitive depositary receipts at our expense.

Dividends and Other Distributions

         The depositary will distribute all dividends or other distributions received in respect of the related series of preferred stock to the record holders of depositary shares relating to the series of preferred stock in proportion to the number of the depositary shares owned by the holders.

         In the event of a distribution other than in cash, the depositary will distribute property received by it to the record holders of depositary shares entitled thereto in proportion to the number of depositary shares owned by the holders, unless the depositary determines that the distribution cannot be made proportionately among the holders or that it is not feasible to make the distributions, in which case the depositary may, with our approval, adopt any method it deems equitable and practicable for the purpose of effecting the distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, at the place or places and upon those terms as it may deem proper.

Redemption of Depositary Shares

         If any series of the preferred stock underlying the depositary shares is subject to redemption, the depositary shares will be redeemed from the proceeds received by the depositary resulting from any redemption, in whole or in part, of the series of the preferred stock held by the depositary. The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share payable with respect to the series of the preferred stock. If we redeem shares of a series of preferred stock held by the depositary, the depositary will redeem as of the same redemption date the number of depositary shares representing the shares of preferred stock so redeemed. If less than all of the depositary shares are to be redeemed, the depositary shares to be redeemed will be selected by lot or substantially equivalent method determined by the depositary.

         After the date fixed for redemption, the depositary shares so called for redemption will no longer be deemed to be outstanding and all rights of the holders of the depositary shares will cease, except the right to receive the monies payable upon redemption and any money or other property to which the holders of the depositary shares were entitled upon such redemption, upon surrender to the depositary of the depositary receipts evidencing the depositary shares. Any funds deposited by us with the depositary for any depositary shares that the holders thereof fail to redeem will be returned to us after a period of two years from the date the funds are so deposited.

Voting the Underlying Preferred Stock

         Upon receipt of notice of any meeting at which the holders of any series of the preferred stock are entitled to vote, the depositary will mail the information contained in the notice of meeting to the record holders of the depositary shares relating to the series of preferred stock. Each record holder of the depositary shares on the record date (which will be the same date as the record date for the related series of preferred stock) will be entitled to instruct the depositary as to the exercise of the voting rights pertaining to the number of shares of the series of preferred stock represented by that holder’s depositary shares. The depositary will endeavor, insofar as practicable, to vote or cause to be voted the number of shares of preferred stock represented by the depositary shares in accordance with the instructions, provided the depositary receives the instructions sufficiently in advance of the meeting to enable it to so vote or cause to be voted the shares of preferred stock, and we will agree to take all reasonable action that may be deemed necessary by the depositary in order to enable the depositary to do so. The depositary will abstain from voting shares of the preferred stock to the extent it does not receive specific instructions from the holders of depositary shares representing the preferred stock.

Withdrawal of Stock

         Upon surrender of the depositary receipts at the corporate trust office of the depositary and upon payment of the taxes, charges and fees provided for in the deposit agreement and subject to the terms thereof, the holder of the depositary shares evidenced thereby is entitled to delivery at such office, to or upon his or her order, of the number of whole shares of the related series of preferred stock and any money or other property, if any, represented by the depositary shares. Holders of depositary shares will be entitled to receive whole shares of the related series of preferred stock, but holders of the whole shares of preferred stock will not thereafter be entitled to deposit the shares of preferred stock with the depositary or to receive depositary shares therefor. If the depositary receipts delivered by the holder evidence a number of depositary shares in excess of the number of depositary shares representing the number of whole shares of the related series of preferred stock to be withdrawn, the depositary will deliver to the holder upon his or her order at the same time a new depositary receipt evidencing the excess number of depositary shares.

Amendment and Termination of a Deposit Agreement

         The form of depositary receipt evidencing the depositary shares of any series and any provision of the applicable deposit agreement may at any time and from time to time be amended by agreement between us and the depositary. However, any amendment that materially adversely alters the rights of the holders of depositary shares of any series will not be effective unless the amendment has been approved by the holders of at least a majority of the depositary shares of the series then outstanding. Every holder of a depositary receipt at the time the amendment becomes effective will be deemed, by continuing to hold the depositary receipt, to be bound by the deposit agreement as so amended. Notwithstanding the foregoing, in no event may any amendment impair the right of any holder of any depositary shares, upon surrender of the depositary receipts evidencing the depositary shares and subject to any conditions specified in the deposit agreement, to receive shares of the related series of preferred stock and any money or other property represented thereby, except in order to comply with mandatory provisions of applicable law. The deposit agreement may be terminated by us at any time upon not less than 60 days prior written notice to the depositary, in which case, on a date that is not later than 30 days after the date of the notice, the depositary shall deliver or make available for delivery to holders of depositary shares, upon surrender of the depositary receipts evidencing the depositary shares, the number of whole or fractional shares of the related series of preferred stock as are represented by the depositary shares. The deposit agreement shall automatically terminate after all outstanding depositary shares have been redeemed or there has been a final distribution in respect of the related series of preferred stock in connection with any liquidation, dissolution or winding up of us and the distribution has been distributed to the holders of depositary shares.

Charges of Depositary

         We will pay all transfer and other taxes and the governmental charges arising solely from the existence of the depositary arrangements. We will pay the charges of the depositary, including charges in connection with the initial deposit of the related series of preferred stock and the initial issuance of the depositary shares and all withdrawals of shares of the related series of preferred stock, except that holders of depositary shares will pay transfer and other taxes and governmental charges and any other charges as are expressly provided in the deposit agreement to be for their accounts.

Resignation and Removal of Depositary

         The depositary may resign at any time by delivering to us written notice of its election to do so, and we may at any time remove the depositary. Any resignation or removal is to take effect upon the appointment of a successor depositary, which successor depositary must be appointed within 60 days after delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50,000,000.

Miscellaneous

         The depositary will forward to the holders of depositary shares all reports and communications from us that are delivered to the depositary and which we are required to furnish to the holders of the related preferred stock.

         The depositary’s corporate trust office will be identified in the applicable prospectus supplement. Unless otherwise set forth in the applicable prospectus supplement, the depositary will act as transfer agent and registrar for depositary receipts and if shares of a series of preferred stock are redeemable, the depositary also will act as redemption agent for the corresponding depositary receipts.

DESCRIPTION OF DEBT SECURITIES

         We may issue debt securities either separately, or together with, or upon the conversion of or in exchange for, other securities. The debt securities may be our unsubordinated obligations, which we refer to as “senior debt securities,” or our subordinated obligations, which we refer to as “subordinated debt securities.” The subordinated debt securities of any series may be our senior subordinated obligations, subordinated obligations, junior subordinated obligations or may have such other ranking as will be described in the relevant prospectus supplement. We may issue any of these types of debt securities in one or more series.

         Our senior debt securities may be issued from time to time under a senior debt securities indenture. Our subordinated debt securities may be issued from time to time under a subordinated debt securities indenture. Each of the senior debt securities indenture and the subordinated debt securities indenture is referred to individually as an “indenture” and they are referred to collectively as the “indentures.” Each trustee is referred to individually as a “trustee” and the trustees are collectively referred to as the “trustees.”

         This section summarizes selected terms of the debt securities that we may offer. The applicable prospectus supplement and the form of applicable indenture relating to any particular debt securities offered will describe the specific terms of that series, which may be in addition to or different from the general terms summarized in this section. If any particular terms of the debt securities described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus. The following summary and any description of our debt securities contained in an applicable prospectus supplement do not describe every aspect of the applicable indenture or the debt securities. When evaluating the debt securities, you also should refer to all provisions of the applicable indenture and the debt securities. The forms of indentures have been filed as exhibits to the registration statement of which this prospectus is a part. When we refer to “Omnicare,” “we,” “us” or “our” in this section or when we otherwise refer to ourselves in this section, we mean Omnicare, Inc., excluding, unless otherwise expressly stated or the context requires, our subsidiaries.

General

         We can issue an unlimited amount of debt securities under the indentures. However, certain of our existing or future debt agreements may limit the amount of debt securities we may issue. We can issue debt securities from time to time and in one or more series as determined by us. In addition, we can issue debt securities of any series with terms different from the terms of debt securities of any other series and the terms of particular debt securities within any series may differ from each other, all without the consent of the holders of previously issued series of debt securities.

         The applicable prospectus supplement relating to the series of debt securities will describe the specific terms of the debt securities being offered, including, where applicable, the following:

•	the title and series designation of the series of debt securities and whether the debt securities of the series will be senior debt securities or subordinated debt securities;

•	any limit on the aggregate principal amount of debt securities of the series;

•	the price or prices at which the debt securities of the series will be issued;

•	whether the debt securities of the series will be guaranteed and the terms of any such guarantees;

•	the date or dates on which the principal amount and premium, if any, are payable;

•
the interest rate or rates or the method for calculating the interest rate, which may be fixed or variable, at which the debt securities of the series will bear interest, if any, the date or dates from which interest will accrue and the interest payment date on which interest will be payable, subject to our right, if any, to defer or extend an interest payment date and the duration of that deferral or extension;

•	the date or dates on which interest, if any, will be payable and the record dates for payment of interest;

•	the place or places where the principal and premium, if any, and interest, if any, will be payable and where the debt securities of the series can be surrendered for transfer, conversion or exchange;

•	our right, if any, to redeem the debt securities and the terms and conditions upon which the debt securities of the series may be redeemed, in whole or in part;

•	any mandatory or optional sinking fund or analogous provisions;

•	if the debt securities of the series will be secured, any provisions relating to the security provided;

•
whether the debt securities of the series are convertible or exchangeable into other debt or equity securities, and, if so, the terms and conditions upon which such conversion or exchange will be effected;

•	whether any portion of the principal amount of the debt securities of the series will be payable upon declaration or acceleration of the maturity thereof pursuant to an event of default;

•
whether the debt securities of the series, in whole or any specified part, will not be defeasible pursuant to the applicable indenture and, if other than by an officers’ certificate, the manner in which any election by us to defease the debt securities of the series will be evidenced;

•	any deletions from, modifications of or additions to the events of default or our covenants pertaining to the debt securities of the series;

•
if other than U.S. dollars, the currency or currencies, including composite currencies, of payment of principal of, premium, if any, and interest, if any, on the debt securities of the series and whether the debt securities of the series may be satisfied and discharged other than as provided in the applicable indenture;

•
any terms applicable to debt securities of any series issued at an issue price below their stated principal amount, including the issue price thereof and the rate or rates at which the original issue discount will accrue;

•
whether the debt securities of the series are to be issued or delivered (whether at the time of original issuance or at the time of exchange of a temporary security of such series or otherwise), or any installment of principal or any premium or interest is to be payable only, upon receipt of certificates or other documents or satisfaction of other conditions in addition to those specified in the applicable indenture;

•
whether the debt securities of the series are to be issued in fully registered form without coupons or are to be issued in the form of one or more global securities in temporary global form or permanent global form;

•
whether the debt securities of the series are to be issued in registered or bearer form, the terms and conditions relating the applicable form, including, but not limited to, tax compliance, registration and transfer procedures and, if in registered form, the denominations in which we will issue the registered securities if other than $1,000 or a multiple thereof and, if in bearer form, the denominations in which we will issue the bearer securities;

•	any special United States federal income tax considerations applicable to the debt securities of the series;

•	any addition to or change in the covenants set forth in the indenture which apply to the debt securities of the series; and

•	any other terms of the debt securities of the series not inconsistent with the provisions of the applicable indenture.

         The prospectus supplement relating to any series of subordinated debt securities being offered also will describe the subordination provisions applicable to that series, if different from the subordination provisions described in this prospectus. In addition, the prospectus supplement relating to a series of subordinated debt will describe our rights, if any, to defer payments of interest on the subordinated debt securities by extending the interest payment period.

         Debt securities may be issued as original issue discount securities to be sold at a discount below their principal amount or at a premium above their principal amount. In the event of an acceleration of the maturity of any original issue discount security, the amount payable to the holder upon acceleration will be determined in the manner described in the applicable prospectus supplement.

         The above is not intended to be an exclusive list of the terms that may be applicable to any debt securities and we are not limited in any respect in our ability to issue debt securities with terms different from or in addition to those described above or elsewhere in this prospectus, provided that the terms are not inconsistent with the applicable indenture. Any applicable prospectus supplement also will describe any special provisions for the payment of additional amounts with respect to the debt securities.

Guarantees

         Debt securities may be guaranteed by certain of our domestic subsidiaries, if so provided in the applicable prospectus supplement. The prospectus supplement will describe the terms of any guarantees, including, among other things, the method for determining the identity of the guarantors and the conditions under which guarantees will be added or released. Any guarantees will be joint and several obligations of the guarantors. The obligations of each guarantor under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance or fraudulent transfer under applicable law.

Subordination Provisions Relating to Subordinated Debt

         Debt securities may be subject to contractual subordination provisions contained in the subordinated debt securities indenture. These subordination provisions may prohibit us from making payments on the subordinated debt securities in certain circumstances before a defined class of “senior indebtedness” is paid in full or during certain periods when a payment or other default exists with respect to certain senior indebtedness. If we issue subordinated debt securities, the applicable prospectus supplement relating to the subordinated debt securities will include a description of the subordination provisions and the definition of senior indebtedness that apply to the subordinated debt securities.

         If the trustee under the subordinated debt indenture or any holder of the series of subordinated debt securities receives any payment or distribution that is prohibited under the subordination provisions, then the trustee or the holders will have to repay that money to the holders of senior indebtedness.

         Even if the subordination provisions prevent us from making any payment when due on the subordinated debt securities of any series, we will be in default on our obligations under that series if we do not make the payment when due. This means that the trustee under the subordinated debt indenture and the holders of that series can take action against us, but they will not receive any money until the claims of the holders of senior indebtedness have been fully satisfied.

         Unless otherwise indicated in an applicable prospectus, if any series of subordinated debt securities is guaranteed by certain of our subsidiaries, then the guarantee will be subordinated to the senior indebtedness of such guarantor to the same extent as the subordinated debt securities are subordinated to the senior indebtedness.

Conversion and Exchange Rights

         The debt securities of a series may be convertible into or exchangeable for any of our other securities, if at all, according to the terms and conditions of an applicable prospectus supplement. Such terms will include the conversion or exchange price and any adjustments thereto, the conversion or exchange period, provisions as to whether conversion or exchange will be mandatory, at our option or at the option of the holders of that series of debt securities and provisions affecting conversion or exchange in the event of the redemption of that series of debt securities.

Form, Exchange, Registration and Transfer

         The debt securities of a series may be issued as registered securities, as bearer securities (with or without coupons attached) or as both registered securities and bearer securities. Debt securities of a series may be issuable in whole or in part in the form of one or more global debt securities, as described below under “Global Debt Securities.” Unless otherwise indicated in an applicable prospectus supplement, registered securities will be issuable in denominations of $1,000 and integral multiples thereof.

         Registered securities of any series will be exchangeable for other registered securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor. Debt securities may be presented for exchange as provided above, and unless otherwise indicated in an applicable prospectus supplement, registered securities may be presented for registration of transfer, at the office or agency designated by us as registrar or co-registrar with respect to any series of debt securities, without service charge and upon payment of any taxes, assessments or other governmental charges as described in the applicable indenture. The transfer or exchange will be effected on the books of the registrar or any other transfer agent appointed by us upon the registrar or transfer agent, as the case may be, being satisfied with the documents of title and identity of the person making the request. We intend to initially appoint the trustee as registrar and the name of any different or additional registrar designated by us with respect to the debt securities of any series will be included in the applicable prospectus supplement. If a prospectus supplement refers to any transfer agents (in addition to the registrar) designated by us with respect to any series of debt securities, we may at any time rescind the designation of any transfer agent or approve a change in the location through which any transfer agent acts, except that, if debt securities of a series are issuable only as registered securities, we will be required to maintain a transfer agent in each place of payment for that series. We may at any time designate additional transfer agents with respect to any series of debt securities.

         In the event of any redemption of debt securities of any series, we will not be required to (i) issue, register the transfer of or exchange debt securities of that series during a period beginning at the opening of business 15 days before any selection of debt securities of that series to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption and (ii) register the transfer of or exchange any registered security, or portion thereof, called for redemption, except the unredeemed portion of any registered security being redeemed in part.

Payment and Paying Agents

         Unless otherwise indicated in an applicable prospectus supplement, payment of principal of, premium, if any, and interest, if any, on registered securities will be made at the office of the paying agent or paying agents designated by us from time to time, except that at our option, payment of principal and premium, if any, or interest also may be made by wire transfer to an account maintained by the payee. Unless otherwise indicated in an applicable prospectus supplement, payment of any installment of interest on registered securities will be made to the person in whose name the registered security is registered at the close of business on the regular record date for the interest payment.

         Unless otherwise indicated in an applicable prospectus supplement, the trustee will be designated as our sole paying agent for payments with respect to debt securities which are issuable solely as registered securities. Any paying agents outside the United States and any other paying agents in the United States initially designated by us for any series of debt securities will be named in an applicable prospectus supplement. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that, if debt securities of a series are issuable only as registered securities, we will be required to maintain a paying agent in each place of payment for that series.

         All monies paid by us to a paying agent for the payment of principal of, premium, if any, or interest, if any, on any debt security which remains unclaimed at the end of two years after that principal or interest will have become due and payable will be repaid to us, and the holder of the debt security or any coupon will thereafter look only to us for payment of those amounts.

Global Debt Securities

         The debt securities of a series may be issued in whole or in part in global form. A global debt security will be deposited with, or on behalf of, a depositary, which will be identified in an applicable prospectus supplement. A global debt security may be issued in either registered or bearer form and in either temporary or permanent form. A global debt security may not be transferred except as a whole to the depositary for the debt security or to a nominee or successor of the depositary. If any debt securities of a series are issuable in global form, the applicable prospectus supplement will describe the circumstances, if any, under which beneficial owners of interests in a global debt security may exchange their interests for definitive debt securities of that series of like tenor and principal amount in any authorized form and denomination, the manner of payment of principal of, premium, if any, and interest, if any, on the global debt securities and the specific terms of the depositary arrangement with respect to any global debt security.

Covenants

         Reports. Except as otherwise set forth in an applicable prospectus supplement, so long as any debt securities of a series are outstanding, we will furnish to the holders of debt securities of that series, within the time periods specified in the rules and regulations of the Securities and Exchange Commission, or SEC, (a) our reports on Forms 10-Q and 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the audited financial statements by our certified independent accountants and (b) all current reports on Form 8-K.

We also will file a copy of all of the information and reports referred to in clauses (a) and (b) above with the SEC for public availability within the time periods specified in the SEC’s rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

         Any additional covenants with respect to any series of debt securities will be set forth in the applicable prospectus supplement. Unless otherwise indicated in an applicable prospectus supplement, the indentures do not include covenants restricting our ability to enter into a highly leveraged transaction, including a reorganization, restructuring, merger or similar transaction involving us that may adversely affect the holders of the debt securities, if the transaction is a permissible consolidation, merger or similar transaction. In addition, unless otherwise specified in an applicable prospectus supplement, the indentures do not afford the holders of the debt securities the right to require us to repurchase or redeem the debt securities in the event of a highly leveraged transaction. See “Merger, Consolidation and Sale of Assets.”

Merger, Consolidation, and Sale of Assets

         Except as otherwise set forth in an applicable prospectus supplement, we may not, directly or indirectly, (i) consolidate with or merge into any other person (whether or not we are the surviving corporation) or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of our properties and assets, unless (a) either (x) we are the continuing corporation, or (y) the person formed by or surviving any such consolidation or merger (if other than us) or to which such sale, assignment, transfer, conveyance or disposition will have been made is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and that person assumes all of our obligations under the debt securities of such series and the indenture relating thereto pursuant to agreements reasonably satisfactory to the applicable trustee; and (b) any other conditions specified in the applicable prospectus supplement.

         In addition, we may not, directly or indirectly, lease all or substantially all of our properties or assets in one or more related transactions to any other person. This “Merger, Consolidation and Sale of Assets” covenant will not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among us and any guarantors, if applicable.

Events of Default and Remedies

         Under each indenture, unless otherwise specified with respect to a series of debt securities, the following events will constitute an event of default with respect to any series of debt securities:

•	default for 30 days in the payment when due of any interest on any debt securities of that series;

•	default in payment when due of the principal of, or premium, if any, on any debt security of that series;

•	failure to comply with the provisions described under the caption “Merger, Consolidation or Sale of Assets”;

•	failure for 60 days after notice to comply with any of the other agreements in the indenture;

•
except as permitted by the indenture, if debt securities of a series are guaranteed, any guarantee shall be held in any final, non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any guarantor, or any person acting on behalf of any guarantor, shall deny, or disaffirm its obligations under its guarantee (unless such guarantor could be released from its guarantee in accordance with the applicable terms of the indenture);

•	certain events of bankruptcy or insolvency described in the indenture with respect to us or any of our Significant Subsidiaries; and

•	any other event of default applicable to the series of debt securities and set forth in the applicable prospectus supplement.

         Each indenture provides that in the case of an event of default arising from certain events of bankruptcy or insolvency relating to us with respect to a series of debt securities, all outstanding debt securities of that series will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the then outstanding debt securities of that series may declare all the debt securities of that series to be due and payable immediately.

         Holders of the debt securities of a series may not enforce the indenture or the debt securities of that series except as provided in the indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding debt securities of a series may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the debt securities of a series notice of any continuing default or event of default if it determines that withholding notice is in their interest, except a default or event of default relating to the payment of principal or interest.

         Each indenture provides that we are required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any default or event of default, we are required to deliver to the trustee a statement specifying such default or event of default.

         The holders of a majority in aggregate principal amount of the debt securities of a series then outstanding by notice to the trustee may on behalf of the holders of all of the debt securities of that series waive any existing default or event of default and its consequences under the indenture except a continuing default or event of default in the payment of interest or premium on, or the principal of, the debt securities of that series.

         Such limitations do not apply, however, to a suit instituted by a holder of any debt security for the enforcement of the payment of the principal of, premium, if any, and interest in respect of a debt security on the date specified for payment in the debt security. Unless otherwise specified with respect to a series of debt securities, the holders of at least a majority in aggregate principal amount of the then outstanding debt securities of that series may, on behalf of the holders of the debt securities of any series, waive any past defaults under the applicable indenture, other than (i) a default in any payment of the principal of, and premium, if any, or interest on, any debt security of the series or (ii) any default in respect of the covenants or provisions in the applicable indenture which may not be modified without the consent of the holder of each outstanding debt security of the series affected.

         For purposes of this section, “Significant Subsidiary” means any subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

Amendment, Supplement and Waiver

         Each indenture permits us and the applicable trustee, with the consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of the series affected by the supplemental indenture, to execute a supplemental indenture to add provisions to, or change in any manner or eliminate any provisions of, the indenture with respect to that series of debt securities or modify in any manner the rights of the holders of the debt securities of that series and any related coupons under the applicable indenture. However, the supplemental indenture will not, without the consent of the holder of each outstanding debt security of that series affected thereby:

•	change the stated maturity of the principal of, or any installment of principal or interest on, the debt securities of that series or any premium payable upon redemption thereof;

•	reduce the principal amount of, or premium, if any, or the rate of interest on, the debt securities of that series;

•	change the place or currency of payment of principal and premium, if any, or interest, if any, on the debt securities of that series;

•
impair the right to institute suit for the enforcement of any payment after the stated maturity date on any debt securities of that series, or in the case of redemption, on or after the redemption date;

•	reduce the principal amount of outstanding debt securities of that series necessary to modify or amend or waive compliance with any provisions of the indenture;

•	release any applicable guarantor from any of its obligations under its guarantee or the indenture, except in accordance with the indenture;

•
modify the foregoing amendment and waiver provisions, except (i) to increase the percentage in principal amount of outstanding debt securities of any series necessary for such actions or (ii) to provide that certain other provisions of the indenture cannot be modified or waived without the consent of the holder of each debt security of a series affected thereby; and

•	change such other matters as may be specified in an applicable prospectus supplement for any series of debt securities.

         The indentures also permit us, the guarantors, if any, and the applicable trustee to execute a supplemental indenture without the consent of the holders of the debt securities:

•	to cure any ambiguity, defect or inconsistency;

•	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

•
to provide for the assumption of our obligations or, if applicable, a guarantor’s obligations to holders of debt securities of a series in the case of a merger or consolidation or sale of all or substantially all of our assets or, if applicable, a guarantor’s assets;

•
to make any change that would provide any additional rights or benefits to the holders of debt securities of a series or that does not adversely affect the legal rights under the indenture of any such holder;

•	to comply with the requirements of SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;

•	to add a guarantor under the indenture;

•	to evidence and provide the acceptance of the appointment of a successor trustee under the applicable indenture;

•
to mortgage, pledge, hypothecate or grant a security interest in favor of the trustee for the benefit of the holders of debt securities of any series as additional security for the payment and performance of our or any applicable guarantor’s obligations under the applicable indenture, in any property or assets;

•
to add to, change or eliminate any provisions of the applicable indenture (which addition, change or elimination may apply to one or more series of debt securities), provided that, any such addition, change or elimination (A) shall neither (i) apply to any debt security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the holders of such debt securities with respect to such provisions or (B) shall become effective only when there is no such outstanding debt securities of such series; and

•	to establish the form and terms of debt securities of any series as permitted by the indenture.

         The holders of a majority in principal amount of outstanding debt securities of any series may waive compliance with certain restrictive covenants and provisions of the applicable indenture.

Discharge

         Unless otherwise indicated in an applicable prospectus supplement, each indenture provides that we may satisfy and discharge our obligations thereunder with respect to the debt securities of any series, when either:

•
all debt securities of that series that have been authenticated, except lost, stolen or destroyed debt securities of that series that have been replaced or paid and debt securities of that series for whose payment money has been deposited in trust and thereafter repaid to us, have been delivered to the trustee for cancellation; or

•
all debt securities of that series that have not been delivered to the trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and we or, if applicable, any guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of debt securities of that series, cash, non-callable U.S. government securities, or a combination thereof, in amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the debt securities of that series not delivered to the trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption.

Defeasance

         Unless otherwise indicated in an applicable prospectus supplement, each indenture provides that we may, at our option and at any time, elect to have all of our obligations discharged with respect to the outstanding debt securities of a series and, if applicable, all obligations of the guarantors discharged with respect to their guarantees (“legal defeasance”) except for:

•
the rights of holders of the outstanding debt securities of that series to receive payments in respect of the principal of, or premium or interest, if any, on the debt securities of that series when such payments are due from the trust referred to below;

•
our obligations with respect to the debt securities of that series concerning issuing temporary securities, registration of securities, mutilated, destroyed, lost or stolen securities and the maintenance of an office or agency for payment and money for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the applicable trustee, our obligations and, if applicable, the guarantor’s obligations in connection therewith; and

•	the legal defeasance provisions of the indenture.

         In addition, we may, at our option and at any time, elect to have our obligations and, if applicable, the guarantors’ obligations released with respect to certain covenants in respect of the debt securities of any series that are described in the indenture (“covenant defeasance”) and thereafter any omission to comply with those covenants will not constitute a default or event of default with respect to the debt securities of that series. In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an event of default with respect to the debt securities of that series.

         In order to exercise either legal defeasance or covenant defeasance we are required to meet specified conditions, including:

•
we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the debt securities of that series, cash, non-callable U.S. government securities, or a combination thereof, in amounts as will be sufficient to pay the principal of, or premium and interest, if any, on the outstanding debt securities of that series on the stated maturity or on the applicable redemption date, as the case may be;

•
in the case of legal defeasance, we have delivered to the applicable trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred; and

•
in the case of covenant defeasance, we have delivered to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the outstanding debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

The Trustees under the Indentures

         If a trustee becomes a creditor of ours or any guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. Each trustee will be permitted to engage in other transactions with us and/or the guarantors, if any; however, if any trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

         The holders of a majority in principal amount of the then outstanding debt securities of a series will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an event of default occurs and is continuing, a trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of its own affairs. Subject to such provisions, a trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

Applicable Law

         The debt securities and the indentures will be governed by and construed in accordance with the laws of the State of New York.

DESCRIPTION OF WARRANTS

         We may issue, either separately or together with other securities, warrants for the purchase of any of the other types of securities that we may sell under this prospectus.

         This section summarizes the general terms of the warrants that we may offer. The warrants will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent. The prospectus supplement relating to a particular series of warrants will describe the specific terms of that series, which may be in addition to or different from the general terms summarized in this section. The summaries in this section and the prospectus supplement do not describe every aspect of the warrants. If any particular terms of a series of warrants described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will be deemed to supersede the terms described in this prospectus. When evaluating the warrants, you also should refer to all the provisions of the applicable warrant agreement, the certificates representing the warrants and the specific descriptions in the applicable prospectus supplement. The applicable warrant agreement and warrant certificates will be filed as exhibits to or incorporated by reference in the registration statement.

General

         The prospectus supplement will describe the terms of the warrants in respect of which this prospectus is being delivered as well as the related warrant agreement and warrant certificates, including the following, where applicable:

•
the principal amount of, or the number of securities, as the case may be, purchasable upon exercise of each warrant and the initial price at which the principal amount or number of securities, as the case may be, may be purchased upon such exercise;

•	the designation and terms of the securities, if other than common stock, purchasable upon exercise thereof and of any securities, if other than common stock, with which the warrants are issued;

•	the procedures and conditions relating to the exercise of the warrants;

•	the date, if any, on and after which the warrants, and any securities with which the warrants are issued, will be separately transferable;

•	the offering price of the warrants, if any;

•	the date on which the right to exercise the warrants will commence and the date on which that right will expire;

•	a discussion of any special United States federal income tax considerations applicable to the warrants;

•	whether the warrants represented by the warrant certificates will be issued in registered or bearer form, and, if registered, where they may be transferred and registered;

•	call provisions of the warrants, if any;

•	antidilution provisions of the warrants, if any; and

•	any other material terms of the warrants.

Exercise of Warrants

         Each warrant will entitle the holder to purchase for cash that principal amount of or number of securities, as the case may be, at the exercise price set forth in, or to be determined as set forth in, the applicable prospectus supplement relating to the warrants. Unless otherwise specified in the applicable prospectus supplement, warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement at any time up to 5:00 p.m. Eastern Standard Time on the expiration date set forth in the applicable prospectus supplement. After 5:00 p.m. Eastern Standard Time on the expiration date, unexercised warrants will become void. Upon receipt of payment and the warrant certificate properly completed and duly executed, we will, as soon as practicable, issue the securities purchasable upon exercise of the warrant. If less than all of the warrants represented by the warrant certificate are exercised, a new warrant certificate will be issued for the remaining amount of warrants.

No Rights of Security Holder Prior to Exercise

         Prior to the exercise of their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon the exercise of the warrants and will not be entitled to:

•	in the case of warrants to purchase debt securities, payments of principal of, premium, if any, or interest, if any, on the debt securities purchasable upon exercise; or

•	in the case of warrants to purchase equity securities, the right to vote or to receive dividend payments or similar distributions on the securities purchasable upon exercise.

Exchange of Warrant Certificates

         Warrant certificates will be exchangeable for new warrant certificates of different denominations at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement.

DESCRIPTION OF TRUST PREFERRED SECURITIES AND RELATED GUARANTEES

         We may offer one or more series of trust preferred securities either separately, or together with, or upon the conversion of or in exchange for, other securities. The trust preferred securities will be issued by one of the Omnicare Capital Trusts under the terms of an amended trust agreement. Each amended trust agreement will be qualified as an indenture under the Trust Indenture Act. The property trustee of each trust will act as trustee for the trust preferred securities under each amended trust agreement for purposes of compliance with the provisions of the Trust Indenture Act. Each trust may issue only one series of trust preferred securities and one series of trust common securities. All of the trust common securities of each trust will be owned directly or indirectly by us. We will enter into a guarantee with respect to each series of trust preferred securities under which we will irrevocably and unconditionally agree to make certain payments to the holders of that series of trust preferred securities, subject to applicable subordination provisions, except that the guarantee will only apply when the trust has sufficient funds legally and immediately available to make those payments but has not made them.

         The proceeds from the sale of a series of trust preferred securities and any trust common securities will be used by the trust to purchase a specific series of our subordinated debt securities. The payment terms of the subordinated debt securities will mirror the terms of that series of trust preferred securities and any trust common securities. Each series of subordinated debt securities will be issued under our subordinated debt securities indenture. Except as described in an applicable prospectus supplement, the features of the subordinated debt securities will be similar to the subordinated debt securities described above under “Description of Debt Securities.”

         The series of subordinated debt securities purchased with the proceeds from the sale of a series of trust preferred securities and trust common securities by a trust, along with its rights under the amended trust agreement and other agreements described in this section, will be the sole assets of the trust, and our payments under the series of subordinated debt securities and the agreement as to expenses and liabilities between us and the trust will be the sole revenue of the trust. If we fail to make a payment on the series of subordinated debt securities issued to the trustee, the trust will not have sufficient funds to make related payments, including distributions, on the series of trust preferred securities.

         Our guarantee, when taken together with our obligations under the subordinated debt securities, the related indenture and the amended trust agreement, will provide a full and unconditional guarantee on a subordinated basis by us of payments due on the trust preferred securities.

         This section summarizes selected provisions of the amended trust agreement, the trust preferred securities and the related guarantees that we may offer. The applicable prospectus supplement relating to any particular trust preferred securities will describe the specific terms of that series, which may be in addition to or different from the general terms summarized in this section. If any particular terms of the trust preferred securities described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus. The following summary and any description of the trust preferred securities contained in an applicable prospectus supplement do not describe every aspect of the amended trust agreement, the trust preferred securities and related guarantees. When evaluating the trust preferred securities, you also should refer to all provisions of the amended trust agreement, guarantee agreement, subordinated debt securities indenture, agreement as to expenses and liabilities and certificate evidencing the trust preferred securities, which forms have been filed as exhibits to the registration statement of which this prospectus is a part. When we refer to “Omnicare,” “we,” “us” or “our” in this section or when we otherwise refer to ourselves in this section, we mean Omnicare, Inc., excluding, unless otherwise expressly stated or the context requires, our subsidiaries. References to “trust securities” below include trust preferred securities and trust common securities (all of which, with respect to any trust, will be directly or indirectly owned by us), collectively.

General

         The applicable prospectus supplement relating to any series of trust preferred securities will describe the terms of the trust preferred securities, including, where applicable, the following:

•	the title of the trust preferred securities;

•	the liquidation amount and number of trust preferred securities issued;

•	any limit on the aggregate liquidation amount of the trust preferred securities;

•
whether the trust preferred securities may be represented initially by a trust preferred security in temporary or permanent global form, and if so, the initial depositary with respect to the temporary or permanent global debt security and whether and the circumstances under which beneficial owners of interests in any the temporary or permanent global debt security may exchange those interests for trust preferred securities of like tenor and of any authorized form and denomination;

•	the price or prices at which the trust preferred securities will be issued;

•
the annual distribution rate or rates on the trust preferred securities or the method or methods, if any, used to calculate those rates, the payment date or dates and the record dates used to determine the holders who are to receive distributions;

•	the date or dates from which distributions on the trust preferred securities will be cumulative or the method or methods, if any, used to determine those dates;

•
the person to whom any distributions will be payable on any trust preferred securities, if other than the person in whose name the security is registered at the close of business on the regular record date for the payment of such interest;

•
the place or places where and the manner in which the distributions of and payments in redemption of the trust preferred securities will be payable, where the trust preferred securities of the series may be presented for transfer and, if applicable, conversion or exchange and where notices and demands in respect of the trust preferred securities may be served on us;

•	the period or periods within which, the price or prices at which and the terms and conditions upon which, the trust preferred securities may be redeemed, in whole or in part, at our option;

•
whether the trust preferred securities are convertible or exchangeable into our common stock or other securities, and, if so, the terms and conditions upon which the conversion or exchange will be effected, including the initial conversion or exchange price or rate and any adjustments thereto, the conversion or exchange period and other conversion or exchange provisions;

•
the terms and conditions, if any, upon which the subordinated debt securities issued to the trust and the related guarantee may be distributed to holders of those trust preferred securities and trust common securities;

•	any securities exchange on which the trust preferred securities will be listed; and

•	any other relevant rights, preferences, privileges, limitations or restrictions of the trust preferred securities.

         The interest rate and interest and other payment dates of each series of subordinated debt securities issued to a trust will correspond to the rate at which distributions will be paid and the distribution and other payment dates of the trust preferred securities of that trust. Holders of trust preferred securities will have no preemptive or similar rights.

Distributions

         Distributions on the trust preferred securities will be made on the dates payable to the extent that the trust has funds available for the payment of distributions in the trust’s property account. The trust’s funds available for distribution to the holders of the trust securities will be limited to payments received from us on the subordinated debt securities issued to the trust in connection with the issuance of the trust preferred securities. We will guarantee the payment of distributions out of monies held by the trust to the extent described below under “—Description of the Guarantees.”

         Distributions on the trust preferred securities will be payable to the holders named on the securities register of the trust at the close of business on the relevant record dates, which, as long as the trust preferred securities remain in book-entry only form, will be one business day prior to the relevant payment dates. Distributions will be paid through the property trustee who will hold amounts received in respect of the subordinated debt securities issued to the trust in the property account for the benefit of the holders of the trust securities. In the event that the trust preferred securities do not continue to remain in book-entry only form, the administrative trustees will have the right to select relevant record dates, which will be at least 15 days prior to the relevant payment dates. In the event that any date on which distributions are to be made on the trust preferred securities is not a business day, then payment of the distributions payable on that date will be made on the next succeeding day which is a business day and without any interest or other payment in respect of that delay, except that, if that business day is in the next succeeding calendar year, the payment will be made on the immediately preceding business day, in each case with the same force and effect as if made on the payment date.

Deferral of Distributions

         With respect to any subordinated debt securities issued to a trust, we will have the right under the terms of the subordinated debt securities to defer payments of interest on the subordinated debt securities by extending the interest payment period from time to time on the subordinated debt securities. As a consequence of our extension of the interest payment period on subordinated debt securities held by a trust, distributions on the trust preferred securities would be deferred during any such extended interest payment period. The trust will give the holders of the trust preferred securities notice of an extension period upon their receipt of notice from us. If distributions are deferred, the deferred distributions and accrued interest will be paid to holders of record of the trust preferred securities as they appear on the books and records of the trust on the record date next following the termination of the deferral period. The terms of any subordinated debt securities issued to a trust, including the right to defer payments of interest, will be described in the applicable prospectus supplement.

Redemption

         The trust preferred securities have no stated maturity date, but will be redeemed upon the maturity of the subordinated debt securities issued to the trust or to the extent the subordinated debt securities are redeemed prior to maturity. The subordinated debt securities will mature on the date specified in the applicable prospectus supplement. The subordinated debt securities may be redeemed at our option, to the extent specified in the applicable prospectus supplement and also may be redeemed at any time, in whole although not in part, upon the occurrence of a tax event or an investment company event as described below under “—Special Event Redemption.”

         Upon maturity of the subordinated debt securities issued to the trust, the proceeds of their repayment simultaneously will be applied to redeem all outstanding trust securities at the redemption price. Upon the redemption of the subordinated debt securities, the trust will use the cash it receives upon redemption to redeem trust securities having an aggregate principal amount equal to the aggregate principal amount of the subordinated debt securities so redeemed at the redemption price. Before such redemption, holders of trust securities will be given not less than 30 nor more than 60 days’ notice. In the event that fewer than all of the outstanding trust securities are to be redeemed, the trust securities will be redeemed proportionately.

Special Event Redemption

         Upon the occurrence of a tax event or an investment company act event, we will have the option to redeem the subordinated debt securities in whole but not in part (and thus cause the redemption of the trust preferred securities).

         A tax event means that the trust has received an opinion of tax counsel to the effect that, as a result of any amendment to, change or announced proposed change in, the laws or regulations of the United States or any of its political subdivisions or taxing authorities, or written administrative or judicial decision, interpretation or application of these laws and regulations, there is more than an insubstantial risk that:

•	the trust is or will be subject to United States federal income tax with respect to income accrued or received on the subordinated debt securities issued to trust;

•	interest payable to the trust on the subordinated debt securities is not or will not be deductible, in whole or in part, by us for United States federal income tax purposes; or

•	the trust is or will be subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         An investment company event means that the trust has received an opinion of counsel to the effect that, as a result of an amendment to or change in the applicable laws or regulations, or written administrative or judicial decision, interpretation or application of these laws and regulations, there is more than an insubstantial risk that the trust is or will be considered an investment company required to be registered under the Investment Company Act of 1940, as amended.

Redemption Procedures

         A trust may not redeem fewer than all of the outstanding trust securities unless all accumulated and unpaid distributions have been paid on all trust securities for all distribution periods terminating on or prior to the date of redemption. If fewer than all of the outstanding trust securities are to be redeemed, the trust securities will be redeemed proportionately.

         If (a) a trust gives a notice of redemption of trust securities (which notice may not be conditional) and (b) we have paid to the property trustee a sufficient amount of cash in connection with the related redemption or maturity of the subordinated debt securities issued to the trust, then on or before the redemption date, the property trustee will deposit with the paying agent funds sufficient to pay the applicable redemption price. Upon surrender of the trust securities to the paying agent, the holders of the trust securities will be paid the applicable redemption price plus accumulated distributions to the redemption date.

         Once notice of redemption is given, distributions will cease to accumulate and all rights of holders of trust preferred securities called for redemption will cease, except the right of the holders to receive the redemption price plus accumulated distributions. If any redemption date is not a business day, then payment of the redemption price payable on such date will be made on the next succeeding day that is a business day, without any interest or other payment in respect of any such delay. However, if such business day falls in the next calendar year, such payment will be made on the immediately preceding business day.

         We or our subsidiaries may, at any time, and from time to time, purchase outstanding trust securities by tender, in the open market or by private agreement.

Dissolution

         Each amended trust agreement will state that the trust will be dissolved:

•	upon our bankruptcy or the filing of a certificate of dissolution or its equivalent with respect to us;

•	90 days after the revocation of our charter, but only if the charter is not reinstated during that 90-day period;

•	upon entry of a court order for the dissolution of the trust;

•	upon the redemption of all of the trust securities;

•	upon the distribution of the related subordinated debt securities directly to the holders of the trust securities; or

•	if prior to the issuance of the trust securities, when we and the administrative trustees have consented to dissolution of the trust.

         In the event of a dissolution, after the trust pays all amounts owed to creditors, the holders of the trust securities will be entitled to receive, depending on the circumstances of the dissolution, either:

•
subordinated debt securities issued to the trust in connection with the issuance of the trust preferred securities in a total principal amount equal to the total liquidation amount of the trust securities; or

•	cash equal to the total liquidation amount of each trust security specified in the applicable prospectus supplement, plus accumulated and unpaid distributions to the date of payment.

         If the trust cannot pay the full amount due on its trust securities because insufficient assets are available for payment, then the amounts payable by the trust on its trust securities will be paid proportionately. However, if an event of default under the related subordinated debt indenture occurs, the total amounts due on the trust preferred securities will be paid before any distribution on the trust common securities.

         We will have the right at any time to dissolve a trust and, after satisfaction of the liabilities of creditors of the trust, if any, and cause the distribution of subordinated debt securities issued to the trust to the holders of the trust securities in a total stated principal amount equal to the total stated liquidation amount of the trust securities then outstanding. This right is optional and wholly within our discretion.

Trust Events of Default

         Unless otherwise specified with respect to a series of trust preferred securities, under each amended trust agreement, the following events will constitute a trust event of default with respect to any series of trust preferred securities:

•	the occurrence of an event of default under the subordinated indenture (see “Description of Debt Securities – Event of Default and Remedies”);

•	default by the trust in the payment when due of any distribution with respect to that series of trust preferred securities, and continuation of the default for a period of 30 days;

•	default by the trust when due in the payment of the redemption price of that series of trust preferred securities;

•
default in performance or breach, in any material respect, of any covenant or warranty of the trustees, and continuation of the default or breach for a period of 60 days after appropriate written notice under the amended trust agreement; or

•	the occurrence of events of bankruptcy or insolvency with respect to the trust, and a successor property trustee is not appointed within 60 days thereof.

         Upon the occurrence of a trust event of default, the property trustee will have the right under the subordinated debt securities indenture to declare the principal of, interest on and premium, if any, on the subordinated debt securities issued to the trust to be immediately due and payable.

         If a property trustee fails to enforce its rights under the amended trust agreement or the subordinated debt securities indenture to the fullest extent permitted by law and, subject to the terms of the amended trust agreement and the subordinated debt securities indenture, any holder of trust securities may sue us, or seek other remedies, to enforce the property trustee’s rights under the amended trust agreement or the subordinated debt securities indenture without first instituting a legal proceeding against the property trustee or any other person. If a trust event of default occurs and is continuing as a result of our failure to pay the principal of, interest on or premium, if any, on the subordinated debt securities issued to the trust when payable, then a holder of the trust preferred securities may directly sue us or seek other remedies, to collect its proportionate share of payments owed.

Merger, Consolidation and Sale of Assets

         A trust may not consolidate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity (each, a merger event), except as described above under “—Dissolution,” as described below or as described in the applicable prospectus supplement. A trust may, at our request and with the consent of a majority of its administrative trustees (but without the consent of the holders of its trust securities, the Delaware trustee or the property trustee), consolidate, merge with or into, or be replaced by, or convey, transfer or lease its properties or assets substantially as an entirety to, another trust, provided that:

•
the successor entity either (a) assumes all of the obligations of the trust relating to its trust securities or (b) substitutes other securities for the trust preferred securities that are substantially similar to the trust preferred securities, so long as the successor securities rank the same as the trust preferred securities for distributions and payments;

•	we appoint a trustee of the successor entity who has the same powers and duties as the property trustee of the trust, as the holder of the subordinated debt securities issued to the trust;

•
the trust preferred securities are listed, or any successor securities will be listed upon notice of issuance, on the same securities exchange or other organization that the trust preferred securities are then listed;

•	the merger event does not cause the trust preferred securities or successor securities to be downgraded by any nationally recognized rating agency;

•
the merger event does not adversely affect the rights, preferences and privileges of the holders of the trust preferred securities or successor securities in any material way, other than with respect to any dilution of the holders’ interest in the new entity;

•	the successor entity has a purpose substantially identical to that of the trust;

•
prior to the merger event, we have received an opinion of counsel stating that (a) the merger event does not adversely affect the rights, preferences and privileges of the holders of the trust preferred securities or any successor securities in any material way, other than with respect to any dilution of the holders’ interest in the new entity and (b) following the merger event, neither the trust nor the successor entity will be required to register as an investment company under the Investment Company Act; and

•	we guarantee the obligations of the successor entity under the successor securities in the same manner as in the guarantee.

         In addition, unless all of the holders of the trust preferred securities and trust common securities approve otherwise, the trust will not consolidate, merge with or into, or be replaced by, or convey, transfer or lease its properties or assets substantially as an entirety to, any other entity or permit any other entity to consolidate, merge with or into, or replace it, if, in the opinion of tax counsel, the transaction would cause the trust or the successor entity to be classified other than as a grantor trust for United States federal income tax purposes.

Amendment of Amended Trust Agreement

         The amended trust agreement may be amended from time to time by us and the property trustee with the consent of the holders of at least a majority of the aggregate liquidation amount of the affected trust preferred securities and upon receipt by the property trustee of an opinion of counsel to the effect that such amendment will not affect the trust’s status as a grantor trust or the trust’s exemption under the Investment Company Act.

         The amended trust agreement may be amended from time to time by us and the property trustee, without the consent of the holders of the trust preferred securities, to:

•
cure any ambiguity, defect or inconsistency or add to our covenants, restrictions or other obligations, so long as the amendment does not adversely affect in any material respect the interests of any holder of trust preferred securities;

•
ensure the applicable trust’s classification as a grantor trust for United States federal income tax purposes and conform to any change in the Investment Company Act, the Trust Indenture Act or the rules and regulations under either law; and

•
modify, eliminate or add to any provisions of an amended trust agreement to the extent necessary to ensure that the applicable trust will not be required to register as an investment company under the Investment Company Act.

         Notwithstanding the foregoing, without the consent of each affected holder of trust securities, the amended trust agreement may not be amended to:

•
change the amount or timing of any distribution of the trust securities or otherwise adversely affect the amount of any distribution required to be made in respect of the trust securities on a specified date;

•	restrict the right of a holder of trust securities to institute suit for the enforcement of payment of the distribution on or after the specified date; or

•	change the consent required to amend the amended trust agreement.

Voting Rights

         The holders of trust securities have no voting rights except as discussed under “—Merger, Consolidation and Sale of Assets” above and “—Description of the Guarantees” below and as otherwise required by law and the amended trust agreement.

         The holders of a majority of the total liquidation amount of the trust preferred securities have the right to:

•	direct the time, method and place of conducting any proceeding for any remedy available to the property trustee; or

•
direct the exercise of any trust or power conferred upon the property trustee under the amended trust agreement, including the right to direct the property trustee, as the holder of the subordinated debt securities issued to the trust, to

–	exercise the remedies available under the subordinated debt securities indenture with respect to the subordinated debt securities;

–	consent to any amendment or modification of the subordinated indenture if consent is required with respect to the subordinated debt securities; or

–	waive any past event of default under the subordinated debt securities indenture that is waivable.

Before taking any of the foregoing actions, the property trustee must obtain an opinion of tax counsel stating that, as a result of that action, the trust will continue to be classified as a grantor trust for United States federal income tax purposes.

         If a vote by the holders of trust preferred securities is taken or a consent is obtained, any trust preferred securities owned by us or our affiliates will, for purposes of the vote or consent, be treated as if they were not outstanding, which will have the following consequences:

•	we and our affiliates will not be able to vote on or consent to matters requiring the vote or consent of holders of trust preferred securities; and

•	any trust preferred securities owned by us or our affiliates will not be counted in determining whether the required percentage of votes or consents has been obtained.

Information Concerning the Property Trustee

         The property trustee and/or one or more of its affiliates may be a lender under our credit agreements and may provide other commercial banking, investment banking and other services to us and/or our subsidiaries and affiliates. The property trustee will be permitted to engage in other transactions with us and/or our subsidiaries and affiliates; however, if the property trustee acquires any conflicting interest, as defined in the Trust Indenture Act, it must eliminate the conflict or resign.

         The property trustee, other than during the occurrence and continuance of a trust event of default, undertakes to perform only the duties that are specifically described in the amended trust agreement and, upon a trust event of default, must use the same degree of care and skill as a prudent person would exercise or use in the conduct of its own affairs. Subject to this provision, the property trustee is under no obligation to exercise any of the powers given it by the applicable amended trust agreement at the request of any holder of trust preferred securities unless it is offered reasonable security or indemnity against the costs, expenses and liabilities that it might incur.

Applicable Law

         The amended trust agreements and the trust preferred securities will be governed by and construed in accordance with the laws of the State of Delaware.

Miscellaneous

         Initially, there will be three administrative trustees of each trust. The administrative trustees may be officers or employees of ours or entities affiliated with us. The administrative trustees are authorized and directed to conduct the affairs of and, among other things, to operate the trust in a way that, (a) will not cause it to be deemed to be an investment company required to be registered under the Investment Company Act; or (b) will cause it to be classified as a grantor trust for United States federal income tax purposes; and will cause the subordinated debt securities it holds to be treated as our indebtedness for United States federal income tax purposes.

         The administrative trustees are authorized to take any action, so long as it is consistent with applicable law, the certificate of trust and the amended trust agreement, that they determine to be necessary or desirable for those purposes.

Description of the Guarantees

         We will execute a guarantee for the benefit of the holders of each series of trust preferred securities. Each guarantee will be qualified as an indenture under the Trust Indenture Act. The applicable prospectus supplement with respect to the trust preferred securities will identify the guarantee trustee. The terms of the guarantee will be those set forth in the guarantee and those made part of the guarantee by the Trust Indenture Act. The guarantee trustee will hold each guarantee for the benefit of the holders of the trust preferred securities to which it relates.

General

         We will irrevocably and unconditionally agree under each guarantee to pay the guarantee payments that are set forth below, to the extent specified in that guarantee, to the holders of the trust preferred securities to which the guarantee relates, to the extent that the guarantee payments are not paid by or on behalf of the related trust. We are required to pay the guarantee payments to the extent specified in the relevant guarantee regardless of any defense, right of set-off or counterclaim that we may have or may assert against any person.

         The following payments and distributions on the trust preferred securities of a trust are guarantee payments:

•
any accrued and unpaid distributions required to be paid on the trust preferred securities of the trust, but only to the extent that the trust has funds legally and immediately available for those distributions;

•
the redemption price for any trust preferred securities that the trust calls for redemption, including all accrued and unpaid distributions to the redemption date, but only to the extent that the trust has funds legally and immediately available for the payment; and

•
upon a dissolution, winding-up or termination of the trust, other than in connection with the distribution of subordinated debt securities to the holders of trust securities of the trust or the redemption of all the trust preferred securities of the trust, the lesser of:

–
the sum of the liquidation amount and all accrued and unpaid distributions on the trust preferred securities of the trust to the payment date, to the extent that the trust has funds legally and immediately available for the payment; and

–	the amount of assets of the trust remaining available for distribution to holders of the trust preferred securities of the trust in liquidation of the trust.

         We may satisfy our obligation to make a guarantee payment by making that payment directly to the holders of the related trust preferred securities or by causing the trust to make the payment to those holders.

         Each guarantee will be a full and unconditional guarantee, subject to certain subordination provisions of the guarantee payments, with respect to the related trust preferred securities from the time of issuance of those trust preferred securities, except that the guarantee will only apply to the payment of distributions and other payments on the trust preferred securities when the trust has sufficient funds legally and immediately available to make those distributions or other payments.

         If we do not make the required payments on the subordinated debt securities that the property trustee holds under a trust, that trust will not make the related payments on its trust preferred securities.

Subordination

         Our obligations under each guarantee will be unsecured obligations of ours. Those obligations will rank:

•	subordinate and junior in right of payment to all of our other liabilities, other than obligations or liabilities that rank equal in priority or subordinate by their terms;

•	equal in priority with the senior most preferred stock now or later issued by us and with any guarantee now or later issued by us in respect of any preferred stock of any of our affiliates; and

•	senior to our common stock.

         Each guarantee will be a guarantee of payment and not of collection. This means that the guaranteed party may institute a legal proceeding directly against us, as guarantor, to enforce its rights under the guarantee without first instituting a legal proceeding against any other person or entity.

         The terms of the trust preferred securities will provide that each holder of the trust preferred securities, by accepting those trust preferred securities, agrees to the subordination provisions and other terms of the related guarantee.

Amendments and Assignment

         We may amend the guarantee without the consent of any holder of the trust preferred securities to which the guarantee relates if the amendment does not materially adversely affect the rights of those holders. We may otherwise amend the guarantee with the approval of the holders of at least a majority in liquidation amount of the trust preferred securities to which the guarantee relates. Except as otherwise set forth in an applicable prospectus supplement, we may assign our obligations under the guarantee only in connection with a merger, consolidation or sale of assets permitted under the subordinate debt indenture. All guarantees and agreements contained in each guarantee shall bind our successors, assigns, receivers, trustees and representatives and shall inure to the benefit of the holders of the related trust preferred securities then outstanding.

Termination

         The guarantee will terminate and be of no further effect when:

•	the redemption price of the trust preferred securities to which it relates is fully paid;

•	we distribute the related subordinated debt securities to the holders of those trust preferred securities; or

•	the amounts payable upon liquidation of the related trust are fully paid.

         Each guarantee will remain in effect or will be reinstated if at any time any holder of the related trust preferred securities must restore payment of any sums paid to that holder with respect to those trust preferred securities or under that guarantee.

Events of Default

         An event of default will occur under any guarantee if we fail to perform any of our payment obligations under the guarantee. The holders of a majority in liquidation amount of the trust preferred securities of any series may waive any past event of default and its consequences on behalf of all of the holders of the trust preferred securities of that series. The guarantee trustee is entitled to enforce the guarantee for the benefit of the holders of the trust preferred securities of a series if an event of default occurs under the related guarantee.

         The holders of a majority in liquidation amount of the trust preferred securities to which a guarantee relates have the right to direct the time, method and place of conducting any proceeding for any remedy available to the guarantee trustee with respect to that guarantee or to direct the exercise of any trust or power that the guarantee trustee holds under that guarantee. Any holder of the related trust preferred securities may institute a legal proceeding directly against us to enforce that holder’s rights under the guarantee without first instituting a legal proceeding against the guarantee trustee or any other person or entity.

Information Concerning the Guarantee Trustee

         The guarantee trustee and/or one or more of its affiliates may be a lender under our credit agreements and may provide other commercial banking, investment banking and other services to us and/or our subsidiaries and affiliates. The guarantee trustee will be permitted to engage in other transactions with us and/or our subsidiaries and affiliates; however, if the guarantee trustee acquires any conflicting interest, as defined in the Trust Indenture Act, it must eliminate the conflict or resign.

         The guarantee trustee will perform only those duties that are specifically set forth in each guarantee unless an event of default under the guarantee occurs and is continuing. In case an event of default occurs and is continuing, the guarantee trustee will exercise the same degree of care as a prudent person would exercise in the conduct of its own affairs. Subject to those provisions, the guarantee trustee is under no obligation to exercise any of its powers under any guarantee at the request of any holder of the related trust preferred securities unless that holder offers reasonable indemnity to the guarantee trustee against the costs, expenses and liabilities which it might incur as a result.

Applicable Law

         The guarantees will be governed by and construed in accordance with the laws of the State of New York.

Agreement as to Expenses and Liabilities

         We will enter into an agreement as to expenses and liabilities in connection with each amended trust agreement which will provide that we will, with certain exceptions, irrevocably and unconditionally guarantee the full payment of any indebtedness, expenses or liabilities of the related trust to each person or entity to whom that trust becomes indebted or liable. The exceptions are the obligations of the trust to pay to the holders of the related trust preferred securities or other similar interests in the trust the amounts due to the holders under the terms of those trust preferred securities or those similar interests.

DESCRIPTION OF PURCHASE CONTRACTS

         We may, from time to time, issue purchase contracts, including contracts obligating holders to purchase from us and us to sell to the holders, a specified principal amount of debt securities or a specified number of shares of common stock or preferred stock or any of the other securities that we may sell under this prospectus at a future date or dates. The consideration payable upon settlement of the purchase contracts may be fixed at the time the purchase contracts are issued or may be determined by a specific reference to a formula set forth in the purchase contracts. The purchase contracts may be issued separately or as part of units consisting of a purchase contract and other securities or obligations issued by us or third parties, including United States treasury securities, securing the holders’ obligations to purchase the relevant securities under the purchase contracts. The purchase contracts may require us to make periodic payments to the holders of the purchase contracts or units or vice versa, and the payments may be unsecured or prefunded on some basis. The purchase contracts may require holders to secure their obligations under the purchase contracts.

         The prospectus supplement will describe, among other things, the material terms of any purchase contracts and of the securities being sold pursuant to such purchase contracts, a discussion of any special United States federal income tax considerations applicable to the purchase contracts and any material provisions governing the purchase contracts that differ from those described above. The description in the prospectus supplement will not necessarily be complete and will be qualified in its entirety by reference to the purchase contracts, and, if applicable, collateral arrangements and depositary arrangements, relating to the purchase contracts.

DESCRIPTION OF UNITS

         We may, from time to time, issue units comprised of one or more of the other securities that may be offered under this prospectus, in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately at any time, or at any time before a specified date.

         Any applicable prospectus supplement will describe, among other things, the material terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately, any material provisions relating to the issuance, payment, settlement, transfer or exchange of the units or of the securities comprising the units, a discussion of any special United States federal income tax considerations applicable to the units, and any material provisions of the governing unit agreement that differ from those described above.

PLAN OF DISTRIBUTION

         We and, in the case of trust preferred securities, an Omnicare Capital Trust may sell the securities to one or more underwriters for public offering and sale by them or may sell the securities to investors through agents or dealers. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. We and, in the case of trust preferred securities, an Omnicare Capital Trust also reserve the right to sell securities directly to investors in those jurisdictions where we are authorized to do so.

         The distribution of securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or from time to time at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. We and, in the case of trust preferred securities, an Omnicare Capital Trust also may, from time to time, authorize underwriters acting as our agents to offer and sell the securities upon the terms and conditions set forth in any prospectus supplement. In connection with the sale of the securities, underwriters may be deemed to have received compensation from us or an Omnicare Capital Trust in the form of underwriting discounts or commissions and may also receive commissions from purchasers of the securities for whom they may act as agent.

         If a dealer is utilized in the sale of the securities in respect of which this prospectus is delivered, we or, in the case of trust preferred securities, an Omnicare Capital Trust may sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.

         Any underwriting compensation paid by us or an Omnicare Capital Trust to underwriters or agents in connection with the offering of the securities, and any discounts, concessions or commissions allowed by underwriters to participating dealers, will be set forth in an applicable prospectus supplement. Underwriters, dealers and agents participating in the distribution of the securities may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Underwriters, dealers and agents may be entitled under agreements with us and, in the case of trust preferred securities, an Omnicare Capital Trust to indemnification against and contribution toward certain civil liabilities, including liabilities under the Securities Act of 1933, and to reimbursement by us and, in the case of trust preferred securities, an Omnicare Capital Trust for certain expenses.

         Securities offered may be a new issue of securities with no established trading market. Any underwriters to whom or agents through whom these securities are sold by us for public offering and sale may make a market in these securities, but such underwriters or agents will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of or the trading market for any such securities.

         If so indicated in an applicable prospectus supplement, we and/or an Omnicare Capital Trust may authorize dealers acting as our agents to solicit offers by institutions to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on the date or dates stated in the prospectus supplement. Each delayed delivery contract will be for an amount not less than, and the aggregate principal amount or offering price of the securities sold pursuant to delayed delivery contracts will not be less nor more than, the respective amounts stated in the prospectus supplement. Institutions with whom delayed delivery contracts, when authorized, may be entered into include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and other institutions, but will in all cases be subject to approval by us and/or an Omnicare Capital Trust.

         The securities also may be offered and sold, if so indicated in the prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms (“remarketing firms”), acting as principals for their own accounts or as agents for us and/or an Omnicare Capital Trust. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters in connection with the securities remarketed thereby. Remarketing firms may be entitled under agreements which may be entered into with us and/or an Omnicare Capital Trust to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933.

         One or more of the underwriters, dealers or agents, and/or one or more of their respective affiliates, may be a lender under our credit agreements and may provide other commercial banking, investment banking and other services to us and/or our subsidiaries and affiliates in the ordinary course of business.

LEGAL MATTERS

         Legal matters with respect to the validity of the securities being offered hereby will be passed on for us by Dewey Ballantine LLP, New York, New York. Richards, Layton & Finger, P.A., Wilmington, Delaware will pass on certain matters for us with respect to the trust preferred securities.

EXPERTS

         The consolidated financial statements incorporated in this prospectus by reference to the Annual Report on Form 10-K of Omnicare, Inc. for the year ended December 31, 2001 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information required by the Securities Exchange Act of 1934 with the SEC. You may read and copy any document we file at the following public reference room maintained by the SEC:

450 Fifth Street, N.W. Judiciary Plaza Washington, D.C., 20549

         Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

         Our filings also are available on the SEC’s website at http://www.sec.gov.

         Copies of these reports, proxy statements and other information also can be inspected at the following address:

New York Stock Exchange 20 Broad Street New York, New York 10005

         This prospectus constitutes part of a registration statement on Form S-3 that we filed with the SEC under the Securities Act of 1933. As permitted by the rules and regulations of the SEC, this prospectus omits some of the information, exhibits and undertakings included in the registration statement. You may read and copy the information omitted from this prospectus but contained in the registration statement, as well as the periodic reports and other information we file with the SEC, at the public reference facilities maintained by the SEC in Washington, D.C.

DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS

         We have elected to “incorporate by reference” certain information into this prospectus. By incorporating by reference, we can disclose important information to you by referring you to another document we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, except for information incorporated by reference that is superseded by information contained in this prospectus, any applicable prospectus supplement or any document we subsequently file with the SEC that is incorporated or deemed to be incorporated by reference in this prospectus. Likewise, any statement in this prospectus or any document which is incorporated or deemed to be incorporated by reference herein will be deemed to have been modified or superseded to the extent that any statement contained in any applicable prospectus supplement or any document that we subsequently file with the SEC that is incorporated or deemed to be incorporated by reference herein modifies or supersedes that statement. We are incorporating by reference the following documents that we have previously filed with the SEC (other than information in such documents that is deemed not to be filed):

(a)	Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed March 28, 2002 and as amended on Form 10-K/A filed August 13, 2002;

(b)	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, filed May 14, 2002, August 14, 2002 and November 14, 2002, respectively;

(c)	Current Reports on Form 8-K, filed July 29, 2002, August 14, 2002, August 19, 2002 and January 30, 2003; and

(d)	Description of our common stock set forth in our Registration Statement on Form 8-A, filed November 25, 1981.

         Any further filings we make with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offering of the securities made hereby also will be incorporated by reference in this prospectus (other than information in such documents that is deemed not to be filed).

         You may request a copy of our filings by writing or telephoning us at the following address:

Omnicare, Inc. Attention: Peter Laterza - Vice President and General Counsel 100 East RiverCenter Boulevard Covington, Kentucky, 41011 (859) 392-3300

         Descriptions in this prospectus, in any prospectus supplement or in any document incorporated by reference herein or therein of contracts or other documents are not necessarily complete, and in each instance, reference is made to the copies of these contracts or other documents filed as exhibits to the, or incorporated by reference in, the prospectus.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

         The table below sets forth the various expenses and costs to be incurred by Omnicare, Inc. in connection with the sale and distribution of the securities offered hereby. All the amounts shown are estimated except the SEC Registration Fee.

SEC Registration Fee	$78,200
Accounting fees and expenses	100,000
Legal fees and expenses	200,000
Printing and engraving expenses	100,000
Rating agencies’ fees	200,000
Trustee’s and registrar’s fees and expenses	50,000
Miscellaneous expenses	71,800

Total:	$800,000

Item 15.	Indemnification of Directors and Officers

         The Restated Certificate of Incorporation of Omnicare, Inc. provides that a director of Omnicare, Inc. will not be liable to Omnicare, Inc. or its stockholders for monetary damages for breach of fiduciary duty as a director, to the full extent permitted by the Delaware General Corporation Law (the “DGCL”), as amended or interpreted from time to time.

         In addition, the Restated Certificate of Incorporation of Omnicare, Inc. states that Omnicare, Inc. shall, to the full extent permitted by the DGCL, as amended or interpreted from time to time, indemnify all directors, officers and employees whom it may indemnify pursuant thereto and, in addition, Omnicare, Inc. may, to the extent permitted by the DGCL, indemnify agents of Omnicare, Inc. or other persons.

         Section 145 of the DGCL permits indemnification against expenses, fines, judgments and settlements incurred by any director, officer or employee of a company in the event of pending or threatened civil, criminal, administrative or investigative proceeding, if such person was, or was threatened to be made, a party by reason of the fact that he or she is or was a director, officer, or employee of the company. Section 145 also provides that the indemnification provided for therein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled. In addition, Omnicare, Inc. maintains a directors’ and officers’ liability insurance policy.

         Under each of the amended trust agreements, (a) Omnicare, Inc. shall, to the full extent permitted by applicable law, indemnify each trustee and their respective affiliates, officers, directors, shareholders, employees, representatives and agents and any employee and agent of the trust or it affiliates (collectively, the “Indemnified Persons”) and (b) no Indemnified Persons shall be liable to the applicable trust or its respective affiliates, employees or agents; except if, in either (a) or (b) above, such Indemnified Person breached its standard of care as provided in the applicable amended trust agreement.

Item 16.	Exhibits

Exhibit No.	Description

*1.1	Form of Underwriting Agreement with respect to the Common Stock, Preferred Stock, Depositary Shares, Debt Securities, Warrants, Trust Preferred Securities, Purchase Contracts and Units.
3.1	Restated Certificate of Incorporation of Omnicare, Inc. (incorporated herein by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 1996), as amended by a Certificate of Amendment (incorporated herein by reference to Exhibit 3.2 to our registration statement on Form S-4 dated May 26, 1998).
3.2	By-Laws of Omnicare, Inc., as amended (incorporated herein by reference to our registration statement on Form S-3 dated September 28, 1998).

*4.1	Form of Senior Debt Securities Indenture (including form of Senior Debt Securities).
*4.2	Form of Subordinated Debt Securities Indenture (including form of Subordinated Debt Securities).
*4.3	Form of Deposit Agreement (including form of Depositary Receipt).
*4.4	Form of Warrant Agreement (including form of Warrant Certificate).
*4.5	Form of Purchase Contract (including form of Purchase Contract Certificate) and, if applicable, Pledge Agreement.
*4.6	Form of Unit Agreement (including form of Unit Certificate).
*4.7	Certificate of Designation of Preferred Stock.
*4.8	Form of Preferred Stock Certificate.
4.9	Rights Agreement, dated as of May 17, 1999, between Omnicare, Inc. and First Chicago Trust Company of New York, as Rights Agent (incorporated herein by reference to Exhibit 4.4 to our Current Report on Form 8-K dated May 18, 1999).
*4.10	Certificate of Trust of Omnicare Capital Trust I.
*4.11	Trust Agreement of Omnicare Capital Trust I.
*4.12	Certificate of Trust of Omnicare Capital Trust II.
*4.13	Trust Agreement of Omnicare Capital Trust II.
*4.14	Certificate of Trust of Omnicare Capital Trust III.
*4.15	Trust Agreement of Omnicare Capital Trust III.
*4.16	Form of Amended and Restated Trust Agreement of the Omnicare Capital Trusts relating to Trust Preferred Securities.
*4.17	Form of Trust Preferred Security (included in Exhibit 4.16).
*4.18	Form of Guarantee Agreement of Omnicare, Inc. relating to Trust Preferred Securities.
*4.19	Form of Agreement as to Expenses and Liabilities relating to Trust Preferred Securities (included in Exhibit 4.16).
*5.1	Opinion of Dewey Ballantine LLP.
*5.2	Opinion of Richards, Layton & Finger, P.A., Delaware counsel.
12.1	Computation of Ratio of Earnings to Fixed Charges.
*23.1	Consent of Dewey Ballantine LLP (included in its opinion filed as Exhibit 5.1).
*23.2	Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.2).
23.3	Consent of Independent Auditors (PricewaterhouseCoopers LLP).
24	Powers of Attorney (included on the signature page hereto).
**25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Senior Debt Securities Indenture.
**25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Subordinated Debt Securities Indenture.
**25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under Guarantee Agreement of Omnicare, Inc. relating to Trust Preferred Securities.
**25.4	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under Amended and Restated Trust Agreement of the Omnicare Capital Trusts relating to Trust Preferred Securities.

______________

*	To be filed with an amendment to the Registration Statement or incorporated by reference from a Current Report on Form 8-K.

**	To be filed separately pursuant to Trust Indenture Act Section 305(b)(2).

Item 17.	Undertakings

(a)	Each undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs 1(i) and 1(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bonafide offering thereof; and

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)	Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities and Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(d)	Each undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 11th day of February, 2003.

OMNICARE, INC.
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Senior Vice President and Secretary

         We, the undersigned directors and officers of Omnicare, Inc., do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward L. Hutton Edward L. Hutton	Chairman; Director	February 11, 2003

/s/ Joel F. Gemunder Joel F. Gemunder	President and Chief Executive Officer; Director	February 11, 2003

/s/ Patrick E. Keefe Patrick E. Keefe	Executive Vice President—Operations; Director	February 11, 2003

/s/ Timothy E. Bien Timothy E. Bien	Senior Vice President—Professional Services and Purchasing; Director	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Senior Vice President and Chief Financial Officer; Director	February 11, 2003

/s/ Cheryl D. Hodges Cheryl D. Hodges	Senior Vice President and Secretary; Director	February 11, 2003

Charles H. Erhart, Jr.	Director

/s/ Sandra E. Laney	Director	February 11, 2003
Sandra E. Laney

/s/ Andrea R. Lindell, DNSc, RN Andrea R. Lindell, DNSc, RN	Director	February 11, 2003

/s/ Sheldon Margen, M.D. Sheldon Margen, M.D.	Director	February 11, 2003

/s/ Kevin J. McNamara Kevin J. McNamara	Director	February 11, 2003

/s/ John T. Timoney John T. Timoney	Director	February 11, 2003

         Pursuant to the requirement of the Securities Act of 1933, Omnicare Capital Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 11th day of February, 2003.

OMNICARE CAPITAL TRUST I BY OMNICARE, INC., AS SPONSOR
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Senior Vice President and Secretary

         Pursuant to the requirement of the Securities Act of 1933, Omnicare Capital Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 11th day of February, 2003.

OMNICARE CAPITAL TRUST II BY OMNICARE, INC., AS SPONSOR
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Senior Vice President and Secretary

         Pursuant to the requirement of the Securities Act of 1933, Omnicare Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 11th day of February, 2003.

OMNICARE CAPITAL TRUST III BY OMNICARE, INC., AS SPONSOR
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Senior Vice President and Secretary

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

AAHS ACQUISITION CORP.
By:	/s/ Gary W. Kadlec

Gary W. Kadlec President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Kadlec Gary W. Kadlec	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

ACCU-MED SERVICES, INC.
By:	/s/ Thomas Ludeke

Thomas Ludeke President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas Ludeke Thomas Ludeke	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

ACP ACQUISITION CORP.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned managers and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

AMC-NEW YORK, INC.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

AMC-TENNESSEE, INC.
By:	/s/ Julie Frazier

Julie Frazier President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julie Frazier Julie Frazier	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

APS ACQUISITION LLC BADGER ACQUISITION LLC CTLP ACQUISITION LLC DIXON PHARMACY LLC ENLOE DRUGS LLC HOME PHARMACY SERVICES, LLC JHC ACQUISITION LLC
By:	Sole Member:

OMNICARE HOLDING COMPANY
By:	/s/ Joel F. Gemunder

Joel F. Gemunder President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

/s/ Cheryl D. Hodges Cheryl D. Hodges	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NIHAN & MARTIN LLC NIV ACQUISITION LLC OMNIBILL SERVICES LLC OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY LLC OMNICARE RESPIRATORY SERVICES, LLC WEBER MEDICAL SYSTEMS LLC
By:	Sole Member:

OMNICARE HOLDING COMPANY
By:	/s/ Joel F. Gemunder

Joel F. Gemunder President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

/s/ Cheryl D. Hodges Cheryl D. Hodges	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

BACH’S PHARMACY SERVICES, LLC
By:	Sole Member:

BACH’S PHARMACY (EAST), INC.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

BADGER ACQUISITION OF ROOKSVILLE LLC
BADGER ACQUISITION OF KENTUCKY LLC
BADGER ACQUISITION OF MINNESOTA LLC
BADGER ACQUISITION OF OHIO LLC
BADGER ACQUISITION OF ORLANDO LLC
BADGER ACQUISITION OF TAMPA LLC
BADGER ACQUISITION OF TEXAS LLC

By:	Sole Member:

BADGER ACQUISITION LLC
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Vice President	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

BEACHWOOD HEALTHCARE MANAGEMENT, INC.
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

BIO-PHARM INTERNATIONAL, INC.
By:	/s/ David Morra

David Morra President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

BPNY ACQUISITION CORP. BPTX ACQUISITION CORP.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

CAMPO’S MEDICAL PHARMACY, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

CARE PHARMACEUTICAL SERVICES, L.P. PRN PHARMACEUTICAL SERVICES, L.P.
By:	General Partner

OMNICARE HOLDING COMPANY
By:	/s/ Joel F. Gemunder

Joel F. Gemunder President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

/s/ Cheryl D. Hodges Cheryl D. Hodges	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

CHP ACQUISITION CORP.
By:	/s/ Robert A. Fusco

Robert A. Fusco President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert A. Fusco Robert A. Fusco	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

CIP ACQUISITION CORP.
By:	/s/ Earl L. Carter

Earl L. Carter President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Earl L. Carter Earl L. Carter	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

COMPSCRIPT - BOCA, LLC
By:	Sole Member:

COMPSCRIPT, INC.
By:	/s/ David West

David West Chief Operating Officer

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David West David West	Chief Operating Officer	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

COMPSCRIPT - MOBILE, INC.
By:	/s/ David West

David West President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David West David West	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

COMPSCRIPT, INC.
By:	/s/ David West

David West Chief Operating Officer

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David West David West	Chief Operating Officer	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

CP ACQUISITION CORP.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

CREEKSIDE MANAGED CARE PHARMACY, INC.
By:	David W. Medina

David W. Medina President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David W. Medina David W. Medina	President; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

D & R PHARMACEUTICAL SERVICES, INC.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

ELECTRA ACQUISITION CORP.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

EURO BIO-PHARM CLINICAL SERVICES, INC.
By:	/s/ David Morra

David Morra President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

EVERGREEN PHARMACEUTICAL OF CALIFORNIA, INC.
By:	/s/ Thomas Schleigh

Thomas Schleigh President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas Schleigh Thomas Schleigh	President	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer; Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

EVERGREEN PHARMACEUTICAL, INC.
By:	/s/ David J. Doane

David J. Doane President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David J. Doane David J. Doane	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

HEARTLAND REPACK SERVICES LLC
By:	Sole Member:

OMNICARE MANAGEMENT COMPANY
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Vice President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Cheryl D. Hodges Cheryl D. Hodges	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

HIGHLAND WHOLESALE LLC
By:	Sole Member:

NCS HEALTHCARE OF KENTUCKY, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

HMIS, INC.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

HOME CARE PHARMACY, INC.
By:	/s/ Michael J. Arnold

Michael J. Arnold President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Arnold Michael J. Arnold	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

HYTREE PHARMACY, INC.
By:	/s/ Rolf Schrader

Rolf Schrader President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rolf Schrader Rolf Schrader	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

INTERLOCK PHARMACY SYSTEMS, INC.
By:	/s/ Mark E. Price

Mark E. Price President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark E. Price Mark E. Price	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

LANGSAM HEALTH SERVICES, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

LCPS ACQUISITION, LLC
By:	Sole Member:

LANGSAM HEALTH SERVICES, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

LO-MED PRESCRIPTION SERVICES, INC.
By:	/s/ Anthony Solaro

Anthony Solaro President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Anthony Solaro Anthony Solaro	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

LPI ACQUISITION CORP.
By:	/s/ A. Samuel Enloe

A. Samuel Enloe President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ A. Samuel Enloe A. Samuel Enloe	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

MANAGED HEALTHCARE, INC.
By:	/s/ Christopher Dale

Christopher Dale President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Christopher Dale Christopher Dale	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

MANAGEMENT & NETWORK SERVICES, INC.
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

MEDICAL ARTS HEALTH CARE, INC.
By:	/s/ Hal J. Henderson

Hal J. Henderson President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Hal J. Henderson Hal J. Henderson	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

MEDICAL SERVICES CONSORTIUM, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

MED WORLD ACQUISITION CORP.
By:	/s/ Michael Rosenblum

Michael Rosenblum President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Rosenblum Michael Rosenblum	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

MOSI ACQUISITION CORP.
By:	/s/ Linda Butler

Linda Butler President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Linda Butler Linda Butler	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF ARIZONA, INC.
NCS HEALTHCARE OF ARKANSAS, INC.
NCS HEALTHCARE OF CONNECTICUT, INC.
NCS HEALTHCARE OF FLORIDA, INC.
NCS HEALTHCARE OF INDIANA, INC.
NCS HEALTHCARE OF IOWA, INC.
NCS HEALTHCARE OF KANSAS, INC.
NCS HEALTHCARE OF KENTUCKY, INC.
NCS HEALTHCARE OF MARYLAND, INC.
NCS HEALTHCARE OF MASSACHUSETTS, INC.
NCS HEALTHCARE OF MICHIGAN, INC.
NCS HEALTHCARE OF MINNESOTA, INC.
NCS HEALTHCARE OF MISSOURI, INC.
NCS HEALTHCARE OF MONTANA, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF NEW HAMPSHIRE, INC.
NCS HEALTHCARE OF NEW JERSEY, INC.
NCS HEALTHCARE OF NEW MEXICO, INC.
NCS HEALTHCARE OF NEW YORK, INC.
NCS HEALTHCARE OF NORTH CAROLINA,
         INC.
NCS HEALTHCARE OF OHIO, INC.
NCS HEALTHCARE OF OKLAHOMA, INC.
NCS HEALTHCARE OF OREGON, INC.
NCS HEALTHCARE OF PENNSYLVANIA, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF RHODE ISLAND, INC.
NCS HEALTHCARE OF SOUTH CAROLINA,
        INC.
NCS HEALTHCARE OF TENNESSEE, INC.
NCS HEALTHCARE OF TEXAS, INC.
NCS HEALTHCARE OF VERMONT, INC.
NCS HEALTHCARE OF WASHINGTON, INC.
NCS HEALTHCARE OF WISCONSIN, INC.
NCS OF ILLINOIS, INC.
NCS SERVICES, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF BEACHWOOD, INC.
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF CALIFORNIA, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF ILLINOIS, INC.
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE OF INDIANA LLC
By:	Managing Member:

NCS HEALTHCARE OF INDIANA, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NCS HEALTHCARE, INC.
By:	/s/ Joel F. Gemunder

Joel F. Gemunder President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Chief Financial Officer; Director	February 11, 2003

/s/ Patrick E. Keefe Patrick E. Keefe	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NATIONAL CARE FOR SENIORS LLC
By:	Sole Member:

NCS HEALTHCARE OF KENTUCKY, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

NORTH SHORE PHARMACY SERVICES, INC.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OCR-RA ACQUISITION CORP.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OFL CORP.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE CLINICAL RESEARCH, INC.
By:	/s/ David Morra

David Morra Chief Executive Officer

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	Chief Executive Officer; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE CLINICAL RESEARCH, LLC
By:	Sole Member:

OMNICARE CLINICAL RESEARCH, INC.
By:	/s/ David Morra

David Morra Chief Executive Officer

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	Chief Executive Officer; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE CR INC.
By:	/s/ David Morra

David Morra Chief Executive Officer

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	Chief Executive Officer; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE EXTENDED PHARMA SERVICES, LLC
By:	Sole Member:

OMNICARE MANAGEMENT COMPANY
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Vice President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Cheryl D. Hodges. Cheryl D. Hodges	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE HEADQUARTERS LLC
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned managers and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President; Manager	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Manager	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE MANAGEMENT COMPANY
By:	/s/ Cheryl D. Hodges

Cheryl D. Hodges Vice President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joel F. Gemunder Joel F. Gemunder	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Cheryl D. Hodges Cheryl D. Hodges	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PENNSYLVANIA MED SUPPLY, LLC
By:	Sole Member:

OMNICARE PHARMACIES OF PENNSYLVANIA WEST, INC.
By:	/s/ Daniel Carto

Daniel Carto President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel Carto Daniel Carto	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACEUTICS, INC.
By:	/s/ David Morra

David Morra President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACIES OF PENNSYLVANIA EAST, LLC
By:	Sole Member:

OMNICARE PHARMACIES OF PENNSYLVANIA WEST, INC.
By:	/s/ Daniel L. Carto

Daniel L. Carto President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel L. Carto Daniel L. Carto	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACIES OF PENNSYLVANIA WEST, INC.
By:	/s/ Daniel Carto

Daniel Carto President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel Carto Daniel Carto	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY
By:	/s/ Gary W. Kadlec

Gary W. Kadlec President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Kadlec Gary W. Kadlec	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY AND SUPPLY SERVICES, INC.
By:	/s/ Gary W. Kadlec

Gary W. Kadlec President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Kadlec Gary W. Kadlec	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF COLORADO LLC
By:	Managing Member:

LANGSAM HEALTH SERVICES, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF FLORIDA, L.P.
By:	Its General Partner

PHARMACY HOLDING #1, LLC
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned managers and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President; Manager	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Manager	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF HICKORY, LLC OMNICARE PHARMACY OF INDIANA, LLC OMNICARE PHARMACY OF PUEBLO, LLC PHARMACY HOLDING #1, LLC PHARMACY HOLDING #2, LLC
By:	Sole Member:

APS ACQUISITION LLC
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned managers and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President; Manager	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Manager	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF MAINE LLC
By:	Sole Member:

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF MASSACHUSETTS LLC
By:	Sole Member:

LANGSAM HEALTH SERVICES, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF NEBRASKA LLC OMNICARE PHARMACY OF SOUTH DAKOTA LLC
By:	Sole Member:

OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY
By:	/s/ Gary W. Kadlec

Gary W. Kadlec President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Kadlec Gary W. Kadlec	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF TENNESSEE LLC
By:	Sole Member:

LANGSAM HEALTH SERVICES, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF TEXAS 1, L.P. OMNICARE PHARMACY OF TEXAS 2, L.P.
By:	Its General Partner

PHARMACY HOLDING #1, LLC
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned managers and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President; Manager	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Manager	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PHARMACY OF THE MIDWEST, INC.
By:	/s/ A. Samuel Enloe

A. Samuel Enloe President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ A. Samuel Enloe A. Samuel Enloe	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC. OMNICARE PURCHASING COMPANY LIMITED PARTNER, INC.
By:	/s/ Patrick E. Keefe

Patrick E. Keefe President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick E. Keefe Patrick E. Keefe	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

OMNICARE PURCHASING COMPANY L.P.
By:	Its General Partner

OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC.
By:	/s/ Patrick E. Keefe

Patrick E. Keefe President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick E. Keefe Patrick E. Keefe	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PBM-PLUS, INC.
By:	/s/ Thomas W. Ludeke

Thomas W. Ludeke President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas W. Ludeke Thomas W. Ludeke	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PHARMACON CORP.
By:	/s/ William J. Lyons

William J. Lyons President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William J. Lyons William J. Lyons	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PHARMACY ASSOCIATES OF GLENS FALLS, INC.
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PHARMACY CONSULTANTS, INC.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PHARMASOURCE HEALTHCARE, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PHARM-CORP OF MAINE LLC
By:	Sole Member:

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

PHARMED HOLDINGS, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

RESCOT SYSTEMS GROUP, INC.
By:	/s/ Regis T. Robbins

Regis T. Robbins President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Regis T. Robbins Regis T. Robbins	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

ROESCHEN’S HEALTHCARE CORP.
By:	/s/ Peter Hovis

Peter Hovis President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter Hovis Peter Hovis	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

ROYAL CARE OF MICHIGAN LLC
By:	Sole Member:

SPECIALIZED PHARMACY SERVICES, INC.
By:	/s/ Daniel E. Lohmeier

Daniel E. Lohmeier President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel E. Lohmeier Daniel E. Lohmeier	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SHC ACQUISITION CO, LLC
By:	Sole Member:

HMIS, INC.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SHORE PHARMACEUTICAL PROVIDERS, INC.
By:	/s/ Paul B. Meyeroff

Paul B. Meyeroff President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul B. Meyeroff Paul B. Meyeroff	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SOUTHSIDE APOTHECARY, INC.
By:	/s/ Nancy Strassner

Nancy Strassner President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nancy Strassner Nancy Strassner	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SPECIALIZED HOME INFUSION OF MICHIGAN LLC
By:	Sole Member:

SPECIALIZED PHARMACY SERVICES, INC.
By:	/s/ Daniel E. Lohmeier

Daniel E. Lohmeier President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel E. Lohmeier Daniel E. Lohmeier	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SPECIALIZED PATIENT CARE SERVICES, INC.
By:	/s/ Leo P. Finn

Leo P. Finn President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Leo P. Finn Leo P. Finn	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SPECIALIZED PHARMACY SERVICES, INC. SPECIALIZED SERVICES OF MICHIGAN, INC.
By:	/s/ Daniel E. Lohmeier

Daniel E. Lohmeier President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel E. Lohmeier Daniel E. Lohmeier	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

STERLING HEALTHCARE SERVICES, INC.
By:	/s/ Joseph L. Dupuy

Joseph L. Dupuy President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph L. Dupuy Joseph L. Dupuy	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SUPERIOR CARE PHARMACY, INC.
By:	/s/ Michael Wood

Michael Wood President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Wood Michael Wood	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

SWISH, INC.
By:	/s/ David Morra

David Morra President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

TCPI ACQUISITION CORP.
By:	/s/ Gary W. Kadlec

Gary W. Kadlec President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Kadlec Gary W. Kadlec	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

THG ACQUISITION CORP.
By:	/s/ David J. Doane

David J. Doane President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David J. Doane David J. Doane	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

THE HARDARDT GROUP, INC.
By:	/s/ David Morra

David Morra President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Morra David Morra	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

THREE FORKS APOTHECARY, INC.
By:	/s/ Scarlet Grubbs

Scarlet Grubbs President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scarlet Grubbs Scarlet Grubbs	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer; Director	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

UC ACQUISITION CORP.
By:	/s/ Jackie Alker

Jackie Alker President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jackie Alker Jackie Alker	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

UNI-CARE HEALTH SERVICES OF MAINE, INC.
By:	/s/ Michael J. Mascali

Michael J. Mascali President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Mascali Michael J. Mascali	President	February 11, 2003

/s/ Randall V. Gaj Randall V. Gaj	Treasurer	February 11, 2003

/s/ David W. Froesel, Jr. David W. Froesel, Jr.	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

VALUE HEALTH CARE SERVICES, INC.
By:	/s/ Lawrence J. Sobel

Lawrence J. Sobel President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence J. Sobel Lawrence J. Sobel	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

VALUE PHARMACY, INC. WILLIAMSON DRUG COMPANY, INCORPORATED
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

VITAL CARE INFUSIONS SUPPLY, INC.
By:	/s/ Stanley Kaplan

Stanley Kaplan President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stanley Kaplan Stanley Kaplan	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

WESTHAVEN SERVICES CO.
By:	/s/ Gary W. Kadlec

Gary W. Kadlec President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary W. Kadlec Gary W. Kadlec	President; Director	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on February 11, 2003.

WINSLOW’S PHARMACY
By:	/s/ Jeffrey M. Stamps

Jeffrey M. Stamps President

         We, the undersigned directors and officers, do hereby severally constitute and appoint Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey M. Stamps Jeffrey M. Stamps	President	February 11, 2003

/s/ Bradley S. Abbott Bradley S. Abbott	Treasurer	February 11, 2003

/s/ Thomas R. Marsh Thomas R. Marsh	Director	February 11, 2003

/s/ Regis T. Robbins Regis T. Robbins	Director	February 11, 2003

EXHIBIT INDEX

Exhibit No.	Description

*1.1	Form of Underwriting Agreement with respect to the Common Stock, Preferred Stock, Depositary Shares, Debt Securities, Warrants, Trust Preferred Securities, Purchase Contracts and Units.
3.1	Restated Certificate of Incorporation of Omnicare, Inc. (incorporated herein by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 1996), as amended by a Certificate of Amendment (incorporated herein by reference to Exhibit 3.2 to our registration statement on Form S-4 dated May 26, 1998).
3.2	By-Laws of Omnicare, Inc., as amended (incorporated herein by reference to our registration statement on Form S-3 dated September 28, 1998).
*4.1	Form of Senior Debt Securities Indenture (including form of Senior Debt Securities).
*4.2	Form of Subordinated Debt Securities Indenture (including form of Subordinated Debt Securities).
*4.3	Form of Deposit Agreement (including form of Depositary Receipt).
*4.4	Form of Warrant Agreement (including form of Warrant Certificate).
*4.5	Form of Purchase Contract (including form of Purchase Contract Certificate) and, if applicable, Pledge Agreement.
*4.6	Form of Unit Agreement (including form of Unit Certificate).
*4.7	Certificate of Designation of Preferred Stock.
*4.8	Form of Preferred Stock Certificate.
4.9	Rights Agreement, dated as of May 17, 1999, between Omnicare, Inc. and First Chicago Trust Company of New York, as Rights Agent (incorporated herein by reference to Exhibit 4.4 to our Current Report on Form 8-K dated May 18, 1999).
*4.10	Certificate of Trust of Omnicare Capital Trust I.
*4.11	Trust Agreement of Omnicare Capital Trust I.
*4.12	Certificate of Trust of Omnicare Capital Trust II.
*4.13	Trust Agreement of Omnicare Capital Trust II.
*4.14	Certificate of Trust of Omnicare Capital Trust III.
*4.15	Trust Agreement of Omnicare Capital Trust III.
*4.16	Form of Amended and Restated Trust Agreement of the Omnicare Capital Trusts relating to Trust Preferred Securities.
*4.17	Form of Trust Preferred Security (included in Exhibit 4.16).
*4.18	Form of Guarantee Agreement of Omnicare, Inc. relating to Trust Preferred Securities.
*4.19	Form of Agreement as to Expenses and Liabilities relating to Trust Preferred Securities (included in Exhibit 4.16).
*5.1	Opinion of Dewey Ballantine LLP.
*5.2	Opinion of Richards, Layton & Finger, P.A., Delaware counsel.
12.1	Computation of Ratio of Earnings to Fixed Charges.
*23.1	Consent of Dewey Ballantine LLP (included in its opinion filed as Exhibit 5.1).
*23.2	Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.2).
23.3	Consent of Independent Auditors (PricewaterhouseCoopers LLP).
24	Powers of Attorney (included on the signature page hereto).
**25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Senior Debt Securities Indenture.
**25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Subordinated Debt Securities Indenture.
**25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under Guarantee Agreement of Omnicare, Inc. relating to Trust Preferred Securities.
**25.4	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under Amended and Restated Trust Agreement of the Omnicare Capital Trusts relating to Trust Preferred Securities.

______________

*	To be filed with an amendment to the Registration Statement or incorporated by reference from a Current Report on Form 8-K.

**	To be filed separately pursuant to Trust Indenture Act Section 305(b)(2).